EXHIBIT 10.(v)

                           MONROE BANCORP THRIFT PLAN






                              Amended and Restated
                       Generally Effective January 1, 1991



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                           MONROE BANCORP THRIFT PLAN

                                TABLE OF CONTENTS

ARTICLE                                                                    PAGE

               INTRODUCTION                                                   1

               PURPOSE AND APPLICABILITY OF PLAN                              1

        I      DEFINITIONS                                                    1

               1.1         Adjustment                                         1
               1.2         Adjustment Factor                                  2
               1.3         Annual Additions                                   2
               1.4         Beneficiary                                        2
               1.5         Board                                              3
               1.6         Break in Service                                   3
               1.7         Code                                               3
               1.8         Committee                                          3
               1.9         Compensation                                       3
               1.10        Defined Benefit Plan                               5
               1.11        Defined Contribution Plan                          5
               1.12        Effective Date                                     6
               1.13        Employee                                           6
               1.14        Employer                                           7
               1.15        Employment Commencement Date                       8
               1.16        ERISA                                              8
               1.17        Family Member                                      8
               1.18        Fiduciary                                          8
               1.19        Fund                                               8
               1.20        Highly Compensated Employee                        8
               1.21        Hour of Service                                    9
               1.22        Inactive Participant                              11
               1.23        Individual Account                                11
               1.24        Key Employee                                      11
               1.25        Limitation Year                                   12
               1.26        Matching Contributions                            12
               1.27        Matching Contributions Account                    12
               1.28        Maximum Permissible Amount                        12
               1.29        Net Profits                                       13
               1.30        Non-Highly Compensated Employee                   13
               1.31        Participant                                       13
               1.32        Plan                                              13
               1.33        Plan Year                                         13
               1.34        Profit Sharing Contributions                      13
               1.35        Profit Sharing Account                            13
               1.36        Qualified Non-Elective Contributions              13


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ARTICLE                                                                    PAGE

               1.37        Qualified Non-Elective Contributions
                             Account                                         13
               1.38        Related Plan                                      14
               1.39        Rollover Account                                  14

        I.     DEFINITIONS (Continued)

               1.40        Salary Redirection Contributions                  14
               1.41        Salary Redirection Contributions Account          14
               1.42        Service                                           14
               1.43        Top-Heavy Provisions                              15
               1.44        Total and Permanent Disability                    19
               1.45        Trust Agreement                                   20
               1.46        Trustee                                           20
               1.47        Valuation Date                                    20

       II      PARTICIPATION                                                 20

               2.1         Eligibility and Participation                     20
               2.2         Plan Binding                                      22
               2.3         Reemployment                                      22
               2.4         Beneficiary Designation                           22
               2.5         No Credit Upon Acquisition and Recognition
                             of Past Service                                 23
               2.6         Salary Redirection Election                       23

      III      CONTRIBUTIONS                                                 24

               3.1         Profit Sharing Contributions                      24
               3.2         Rollover Contributions                            24
               3.3         Salary Redirection Contributions                  26
               3.4         Adjustment to Salary Redirection                  29
               3.5         Distribution of Excess Salary
                             Redirection Amounts                             33
               3.6         Distribution of Excess Contributions              35
               3.7         Matching Contributions                            37
               3.8         Nondiscrimination Requirements For
                             Matching Contributions                          37
               3.9         Distribution of Excess Aggregate
                             Contributions                                   42
               3.10        Exclusive Benefit of Employees                    44
               3.11        Qualified Non-Elective Contributions              45

       IV      ALLOCATIONS TO INDIVIDUAL ACCOUNTS                            45

               4.1         Individual Accounts                               45
               4.2         Allocation of Profit Sharing Contributions        46


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ARTICLE                                                                    PAGE

               4.3         Allocation of Matching Contributions              46
               4.4         Allocation of Adjustments                         46
               4.5         Allocation of Forfeitures                         47
               4.6         Trustee and Committee Judgment Controls           48
               4.7         Maximum Allocations                               48
               4.8         Corrective Adjustments                            48
               4.9         Limitations on Benefits of Participants
                             Participating in More than One Plan             49

        V      TERMINATION OF SERVICE AND VESTING                            51

               5.1         Vesting                                           51
               5.2         Cash-Out Distributions to Partially-Vested
                             Participants/Restoration of Forfeited
                             Accrued Benefits                                52
               5.3         Segregated Account for Repaid Amount              54
               5.4         Year of Service-Vesting                           55
               5.5         Included Years of Service-Vesting                 55
               5.6         Forfeiture Occurs                                 55
               5.7         Benefits to Minors and Incompetents               55

       VI      TIME AND METHOD OF PAYMENT OF BENEFITS                        56

               6.1         Time of Payment of Benefits                       56
               6.2         Method of Payment                                 59
               6.3         Distributions Under Qualified Domestic
                             Relations Orders                                61
               6.4         Annuity Distributions to Participants
                             and Surviving Spouses                           62
               6.5         Valuation of Individual Accounts                  62
               6.6         Minimum Required Distributions                    63
               6.7         Direct Rollovers                                  63

      VII      FUNDING     64

               7.1         Contributions                                     64
               7.2         Trustee                                           64
               7.3         Funding Policy                                    65

     VIII      PLAN ADMINISTRATION                                           65

               8.1         Fiduciaries                                       65
               8.2         Employer                                          66
               8.3         Trustee                                           66
               8.4         Benefits Committee                                67
               8.5         Claims Procedures                                 68
               8.6         Records                                           69


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ARTICLE                                                                    PAGE

               8.7         Disclosures to Participants                       70
               8.8         No Liability                                      70
               8.9         Indemnity of Committee Members                    71
               8.10        Employer Direction of Investment                  71
               8.11        Amendment to Vesting Schedule                     71
               8.12        Discretionary Powers and Authority
                             of the Employer and Committee                   72

       IX      AMENDMENT AND TERMINATION OF THE PLAN                         72

               9.1         Amendment of the Plan                             72
               9.2         Termination of the Plan                           73

        X      MISCELLANEOUS                                                 74

               10.1        Governing Law                                     74
               10.2        Headings and Gender                               74
               10.3        Administration Expenses                           75
               10.4        Participant's Rights; Acquittance                 75
               10.5        Spendthrift Clause                                75
               10.6        Merger, Consolidation or Transfer                 75
               10.7        Counterparts                                      76
               10.8        Mistake of Fact                                   76
               10.9        No Enlargement of Employment Rights               76
               10.10       No Guarantee                                      77
               10.11       Prudent Man Rule                                  77
               10.12       Limitations on Liability                          77

       XI      ADOPTION OF THE PLAN                                          77

               SIGNATURES                                                    78



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                                  INTRODUCTION

                        PURPOSE AND APPLICABILITY OF PLAN


         Effective January 1, 1991, Monroe Bancorp (the "Employer") adopts the Monroe Bancorp Thrift Plan (the "Plan") as set forth herein.

         This Plan, together with the Monroe Bancorp Thrift Plan Trust Agreement (the "Trust"), is intended to be qualified under Sections 401(a), 401(k) and 501(a) of the Internal Revenue Code of 1986, as amended (the "Code"); and to meet all the requirements of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The Plan shall be interpreted, wherever possible, so as to comply with the terms of the Code, ERISA, and all formal regulations and rulings issued thereunder.

         The purpose of this Plan is to provide additional incentive and retirement security for eligible employees by permitting them to share in the Employer's profits and to contribute to their retirement.

         This Plan and its related Trust is a complete amendment and restatement of the Monroe Bancorp Employees' Profit Sharing Plan which was originally effective January 1, 1986 which is replaced by this Plan and its related Trust. The provisions of this Plan shall generally be effective for Plan Years commencing after December 31, 1990, unless otherwise specifically provided herein or required by applicable law.

         The provisions of the Plan and Trust shall apply to individuals who are employed by the Employer on and after the Effective Date. The rights and benefits, if any, of individuals who were employed by the Employer prior to the Effective Date shall be determined in accordance with the provisions of the Plan, if any, in effect on the date their employment terminated.


                                    ARTICLE I
                                   DEFINITIONS

         Whenever the initial letter of a word or phrase is capitalized herein, the following words and phrases shall have the meanings stated below unless a different meaning is plainly required by the context:



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         1.1 "Adjustment" means the net increases and decreases in the market value of the Fund during a Plan Year or other period exclusive of any contributions during such year or other period. Such increases and decreases shall include such items as realized or unrealized investment gains and losses and investment income and may include expenses properly attributable to administering the Fund and the Plan.

         1.2 "Adjustment Factor" means the cost of living Adjustment Factor prescribed by the Secretary of the Treasury under Section 415(d) of the Code, as applied to such items and in such manner as the Secretary of the Treasury shall provide.

         1.3 "Annual Additions" means the sum of the Employer contributions, Voluntary Contributions and forfeitures credited or debited to a Participant's accounts for the Limitation Year under all Defined Contribution Plans maintained by the Employer. Amounts allocated, after March 31, 1984, to an individual medical account, as defined in Section 415(l)(2) of the Code, which is part of a pension or annuity plan maintained by the Employer shall be treated as Annual Additions to a Defined Contribution Plan. Also, amounts derived from contributions paid or accrued after December 31, 1985, and taxable years ending after such date, which are attributable to post-retirement medical benefits allocated to the separate account of a key employee, as defined in Section 419A(d)(3) of the Code, under a welfare benefit fund, as defined in Section 419(e) of the Code, maintained by the Employer, are treated as Annual Additions to a Defined Contribution Plan but only for purposes of the dollar limitation applicable to the Maximum Permissible Amount, as defined in Section 1.28. The preceding provisions of this Section 1.3 shall be effective for Plan Years commencing after December 31, 1986.

         For the purposes of this Section 1.3 and Section 1.28, compensation shall mean Compensation as defined in Section 1.9, disregarding elective contributions and any exclusions from Compensation.

         1.4 "Beneficiary" means the surviving spouse of a Participant, or, if such Participant has no surviving spouse or if the Participant's spouse has made a Qualified Consent to the selection of a different beneficiary, any person designated by a Participant to receive such benefits as may become payable hereunder after the death of such Participant. For purposes of this Section 1.4, a Qualified Consent means a consent by the Participant's spouse which consent acknowledges the effect of the designation and has been executed by such spouse in writing and witnessed by a member of the Committee or a notary public. A


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Qualified Consent must either designate a beneficiary and a form of benefits or expressly permit designations by the Participant without further consent by the spouse. Any consent necessary under this Section 1.4 will be valid only with respect to the spouse who properly executes the consent. Additionally, a revocation of a prior consent may be made at any time by such spouse. A Qualified Consent need not be furnished by a Participant if the Participant establishes to the satisfaction of the Committee that no consent is required because (i) there is no spouse, (ii) the spouse cannot be located, (iii) the spouse has abandoned the Participant as evidenced by a court order to such effect or (iv) the spouse is legally incompetent to give consent (in which case the legal guardian of the spouse may give consent even if the Participant is the legal guardian) or because of other circumstances which may be prescribed by the Code or Treasury Regulations. The Qualified Consent provisions of this Section
1.4 shall apply to a former spouse of the Participant, to the extent required under a qualified domestic relations order.

         1.5 "Board" means the Board of Directors of the Employer.

         1.6 "Break in Service" means a computation period, as specified in
Section 1.42, during which a Participant is not credited with more than five hundred (500) Hours of Service. Solely for purposes of determining whether a Break in Service, as defined in this Section 1.6, for participation and vesting purposes, has occurred in a computation period, an individual who is absent from work for maternity or paternity reasons shall receive credit for the Hours of Service which would otherwise have been credited to such individual but for such absence, or in any case in which such hours cannot be determined, eight (8) Hours of Service per day of such absence. For purposes of this Section 1.6, an absence from work for maternity or paternity reasons means an absence (1) by reason of the pregnancy of the individual, (2) by reason of a birth of a child of the individual, (3) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or (4) for purposes of caring for such child for a period beginning immediately following such birth or placement. The Hours of Service credited under this Section 1.6 shall be credited (1) in the computation period in which the absence begins if the crediting is necessary to prevent a Break in Service in that period or (2) in all other cases, in the following computation period. The total number of Hours of Service required to be treated as completed for any computation period shall not exceed five hundred one (501) Hours of Service.



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         1.7 "Code" means the Internal Revenue Code of 1986, as amended from time to time. References to a section of the Code shall include that section and any comparable section or sections of any future legislation that amends, supplements or supersedes said section.

         1.8 "Committee" means the Benefits Committee described in
Section 8.4 of the Plan.

         1.9 "Compensation" means a Participant's wages, salaries and fees for professional services and other amounts (without regard to whether or not an amount is paid in cash) paid during a Plan Year for personal services actually rendered in the course of employment with the Employer as reported for federal income tax purposes on Internal Revenue Service Form W-2. Compensation shall include (i) elective contributions to the Plan or any other plan maintained by the Employer on the Employee's behalf, (ii) compensation deferred under an eligible deferred compensation plan within the meaning of Section 457(b) of the Code (relating to deferred compensation plans maintained by state and local governments and tax-exempt organizations), and (iii) employee contributions (under governmental plans) described in Section 414(h)(2) of the Code that are picked up by the employing unit and thus are treated as employer contributions. "Elective contributions" are amounts excludible from the Employee's gross income under Section 402(a)(8) of the Code (relating to an arrangement under Section 401(k)), Section 402(h) of the Code (relating to a simplified employee pension plan), Section 125 of the Code (relating to a cafeteria plan) or Section 403(b) of the Code (relating to a tax-sheltered annuity). Effective January 1, 1994, Compensation shall not include any salary reduction contributions under the Monroe Bancorp Executives' Deferred Compensation Plan. Effective July 1, 1994, Compensation shall exclude all amounts paid to Participants during a Plan Year under the "Quality Award Program" sponsored by the Employer.

         Any reference in this Plan to Compensation is a reference to the definition in this Section 1.9, unless the Plan reference specifies a modification to this definition. The Committee will take into account only Compensation actually paid during the Plan Year.

         For any Plan Year beginning after December 31, 1988, the Committee shall take into account for all purposes under the Plan (including without limitation contributions and allocations for a Plan Year) only the first Two Hundred Thousand Dollars ($200,000), as adjusted by the Adjustment Factor, of any Participant's Compensation. For this purpose, any increase in the Two Hundred


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Thousand Dollar ($200,000) limit due to the application of the Adjustment Factor shall only apply to Compensation taken into account for the Plan Year of such increase and subsequent years and shall not apply to Compensation for prior Plan Years in determining a Participant's allocations under or contributions to the Plan on behalf of such Participant. The Two Hundred Thousand Dollar ($200,000) Compensation limitation applies to the combined Compensation of the Participant and of any Family Member aggregated with the Employee under Section 1.20 and who is either (i) the Employee's spouse or (ii) the Employee's lineal descendant under the age of nineteen (19). If such Compensation limitation applies to the combined Compensation of the Participant and one or more Family Members, the Committee will apply the contribution and allocation provisions of Articles III and IV by prorating such limitation among the affected individuals in proportion to each such individual's Compensation determined prior to application of this limitation.

         In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the annual compensation of each Employee taken into account under the Plan shall not exceed the OBRA '93 annual compensation limit. The OBRA '93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with Section 401(a)(17)(B) of the Internal Revenue Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which Compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

         For Plan Years beginning on or after January 1, 1994, any reference in this Plan to the limitation under Section 401(a)(17) of the Code shall mean the OBRA '93 annual compensation limit set forth in this provision.

         If Compensation for any prior determination period is taken into account in determining an Employee's benefits accruing in the current plan year, the Compensation for that prior determination period is subject to the OBRA '93 annual compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first Plan Year beginning on or after January 1, 1994, the OBRA '93 annual compensation limit is $150,000.


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         For purposes of determining whether the Plan discriminates in favor of
Highly Compensated Employees, Compensation means Compensation as defined in
Section 415(c)(3)(A) of the Code, unless the Employer elects to use an alternate nondiscriminatory definition, in accordance with the requirements of Section 414(s) of the Code and the Treasury Regulations promulgated thereunder. The Employer may elect to include all elective contributions made by the Employer on behalf of Participants. The Employer's election to include elective contributions must be consistent and uniform with respect to all Participants and all plans of the Employer for any particular Plan Year. The Employer may make this election to include elective contributions for nondiscrimination testing purposes, irrespective of whether this Section 1.9 includes elective contributions in the general Compensation definition applicable to the Plan.

         1.10 "Defined Benefit Plan" means a plan established and qualified under Section 401 or 404 of the Code, except to the extent it is, or is treated as, a Defined Contribution Plan.

         1.11 "Defined Contribution Plan" means a plan which is established and qualified under Section 401 or Section 403 of the Code, which provides for an individual account for each Participant thereunder and for benefits based solely on the amount contributed to each Participant's account and any income and expenses or gains or losses (both realized and unrealized) which may be allocated to such account.

         1.12 "Effective Date" of the Plan as completely amended and restated means January 1, 1991, unless otherwise specified herein or as otherwise required by applicable law.

         1.13 "Employee" means

         (a) An individual who is employed as an employee (whether on a full-time, part-time, regular, temporary or other basis) by the Employer.

         (b) An individual (who otherwise is not an Employee of the Employer) who, pursuant to a leasing agreement between the Employer and any other person ("leasing organization"), has performed services for the Employer (or for the Employer and any persons related to the Employer within the meaning of Section 414(n)(6) of the
                  Code) on a substantially full-time basis for at least one (1) year and who performs services historically performed by employees in the Employer's business field. If a leased employee is treated as an Employee by reason


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                  of this Section 1.13, Compensation shall include compensation from the leasing organization which is attributable to services performed for the Employer and contributions or benefits provided to a leased employee by the leasing organization which are attributable to services performed for the Employer shall be treated as provided for the Employer.

                (i) The Plan does not treat a leased employee as an Employee if the leasing organization covers the employee in a safe harbor plan and prior to application of this safe harbor plan exception, twenty percent (20%) or less of the Employer's Employees (other than Highly Compensated Employees) are leased employees. For this purpose, a "safe harbor plan" is a money purchase pension plan which provides immediate participation, full and immediate vesting, and a nonintegrated contribution formula equal to at least ten percent (10%) of the employee's compensation without regard to employment by the leasing organization on a specified date. The safe harbor plan must determine the ten percent (10%) contribution on the basis of compensation as defined in
                           Section 415(c)(3) of the Code plus amounts contributed pursuant to a salary redirection agreement which are excludable from the Employee's gross income under Sections 125 (relating to a cafeteria plan), 402(a)(8) (relating to an arrangement under Section 401(k)), 402(h) (relating to a simplified employee pension plan) or 403(b) (relating to a tax-sheltered annuity) of the Code.

               (ii) The Committee shall apply this Section 1.13 in a manner consistent with Sections 414(n) and 414(o) of the Code and the Treasury Regulations promulgated thereunder. The Committee shall reduce a leased employee's allocation of Employer contributions under this Plan by the leased employee's allocation under the leasing organization's plan, but only to the extent that the allocation is attributable to the leased employee's service provided to the Employer. The leasing organization's plan must be a money purchase pension plan which would satisfy the definition of a safe harbor plan under paragraph (i).


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         1.14 "Employer" means Monroe Bancorp, and wherever required by the context of this Plan, an Affiliated Employer, which, by action of its Board of Directors, adopts this Plan subject to the acceptance of such participation by the Board, and any successor to one or more of such entities if such successor shall adopt and continue the Plan by appropriate corporate action. All employees of: (i) any corporation which is a member of a controlled group of corporations (as defined in Section 414(b) of the Code) with the Employer; (ii) any trade or business (whether or not incorporated) which is under common control (as defined in Section 414(c) of the Code) with the Employer; (iii) any member of an affiliated service group (as defined in Section 414(m) of the Code) which includes the Employer; and (iv) any other entity required to be aggregated with the Employer pursuant to Section 414(o) of the Code and the Treasury Regulations promulgated thereunder, shall be treated as employed by the Employer only for purposes of determining the definitions of Compensation, Employee, leased employee and Highly Compensated Employee under Sections 1.9, 1.13 and 1.20 respectively; determining Breaks in Service under Section 1.6; crediting Hours of Service under Section 1.21; determining Service under Section 1.42; applying the Top-Heavy rules under Section 1.43; determining eligibility to participate under Section 2.1 (unless such employees are specifically excluded from coverage under the Plan by the Board); determining the limitations on allocations to Participants' accounts under Article IV; and determination of Vesting Service under Sections 1.42 and 5.1. In addition, any entity or other organization described in (i) through (iv), above shall constitute an Affiliated Employer. Notwithstanding anything to the contrary contained in this Section 1.14, no provision of this Section 1.14 shall be construed or interpreted to require the Employer to make an Employer contribution under the Plan for any individual who is not an Employee.

         1.15 "Employment Commencement Date" means the date on which an Employee is first credited with an Hour of Service under the Plan.

         1.16 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time. References to a section of ERISA shall include that section and any comparable section or sections of any future legislation that amends, supplements or supersedes said section.

         1.17 "Family Member" means, with respect to any Employee, such Employee's spouse and lineal ascendants or descendants and the spouses of such lineal ascendants or descendants.



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         1.18 "Fiduciary" means the Employer, the Trustee, the Committee and any individual, corporation, firm or other entity which assumes responsibilities of the Employer, the Trustee or the Committee respecting management of the Plan or the disposition of its assets.

         1.19 "Fund" means the Trust Fund created in accordance with
Article VII.

         1.20 "Highly Compensated Employee" means an Employee who, during the Plan Year or during the preceding twelve (12) month period:

         (a) Is a more than five percent (5%) owner of the Employer (applying the constructive ownership rules of Section 318 of the Code and applying the principles of Section 318 of the Code for an unincorporated entity);

         (b) Has Compensation in excess of Seventy-Five Thousand Dollars ($75,000), as adjusted by the Adjustment Factor;

         (c) Has Compensation in excess of Fifty Thousand Dollars ($50,000), as adjusted by the Adjustment Factor and is part of the top-paid twenty percent (20%) group of employees (based on Compensation for the relevant year);

         (d) Has Compensation in excess of fifty percent (50%) of the dollar amount prescribed in Section 415(b)(1)(A) of the Code (relating to Defined Benefit Plans) and is an officer of the Employer.

         If the Employee satisfies the definition in subsection (b), (c) or (d) in the Plan Year but not during the preceding twelve (12) month period and does not satisfy subsection (a) in either period, the Employee is a Highly Compensated Employee only if he is one of the one hundred (100) most highly compensated Employees for the Plan Year. For purposes of subsection (d), no more than fifty (50) Employees (or, if lesser, the greater of three (3) Employees or ten percent (10%) of the Employees) shall be treated as officers. If no Employee satisfies the Compensation requirement in subsection (d) for the relevant year, the Committee will treat the highest paid officer as satisfying subsection (d) for that year. For purposes of determining the number of officers taken into account under subsection (d), Employees described in Section 414(q)(8) of the Code shall be excluded.

         For purposes of this Section 1.20, "Compensation" means Compensation as defined in Section 415(c)(3)(A) of the Code except


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any exclusions from Compensation and Compensation shall include (i) elective deferrals under an arrangement described in Section 401(k) of the Code or under a simplified employee pension plan maintained by the Employer and (ii) amounts paid by the Employer which are not currently includible in the Employee's gross income because of Sections 125 (cafeteria plans) or 403(b) (tax-sheltered annuities) of the Code. The Committee shall make the determination of who is a Highly Compensated Employee, including the determinations of the number and identity of the top-paid twenty percent (20%) group, the top one hundred (100) paid Employees, the number of officers includible in subsection (d) and the relevant Compensation, consistent with Section 414(q) of the Code and Treasury Regulations promulgated thereunder. The Employer may make a calendar year election to determine the Highly Compensated Employees for the Plan Year, as prescribed by Treasury Regulations. A calendar year election must apply to all plans and arrangements of the Employer. For purposes of applying any nondiscrimination test required under the Plan or under the Code, in a manner consistent with applicable Treasury Regulations, the Committee will not treat as a separate Employee a Family Member of a Highly Compensated Employee described in subsection (a) of this Section 1.20, or a Family Member of one of the ten
(10) Highly Compensated Employees with the greatest Compensation for the Plan Year, but will treat the Highly Compensated Employee and all Family Members as a single Highly Compensated Employee. This aggregation rule applies to a Family Member even if that Family Member is a Highly Compensated Employee without family aggregation.

         The term "Highly Compensated Employee" also includes any former Employee who separated from Service (or has a deemed Separation from Service, as determined under Treasury Regulations) prior to the Plan Year, performs no Service for the Employer during the Plan Year, and was a Highly Compensated Employee either for the separation year or any Plan Year ending on or after his fifty-fifth (55th) birthday.

         1.21 "Hour of Service" means:

         (a) Each Hour of Service for which the Employer, either directly or indirectly, pays an Employee, or for which the Employee is entitled to payment, for the performance of duties. The Committee shall credit Hours of Service under this subsection
                  (a) to the Employee for the computation period in which the Employee performs the duties, irrespective of when paid;

         (b) Each Hour of Service for back pay, irrespective of mitigation of damages, to which the Employer has agreed or for which the Employee has received an award. The Committee shall credit Hours of Service under this subsection (b) to the Employee for the computation period(s) to which the award or the agreement pertains rather than for the computation period in which the award, agreement or payment is made; and

         (c) Each Hour of Service for which the Employer, either directly or indirectly, pays an Employee, or for which the Employee is entitled to payment (irrespective of whether the employment relationship is terminated), for reasons other than for the performance of duties during a computation period, such as leave of absence, vacation, holiday, sick leave, illness, incapacity (including disability), layoff, jury duty or military duty. The Committee will credit no more than five hundred and one (501) Hours of Service under this subsection (c) to an Employee on account of any single continuous period during which the Employee does not perform any duties (whether or not such period occurs during a single Plan Year). The Committee shall credit Hours of Service under this subsection (c) in accordance with the rules of subparagraphs (b) and (c) of
                  Section 2530.200b-2 of Department of Labor Regulations, which the Plan, by this reference, specifically incorporates in full within this subsection (c).

         The Committee shall not credit an Hour of Service under more than one of the above subsections. A computation period for purposes of this Section 1.21 is the Plan Year, Year of Service period, Break in Service period or other period, as determined under the Plan provision for which the Committee is measuring an Employee's Hours of Service. The Committee will resolve any ambiguity with respect to the crediting of an Hour of Service in favor of the Employee.

         The Committee shall credit every Employee with Hours of Service on the basis of the "actual" method. For purposes of the Plan, the "actual" method means the determination of Hours of Service from records of hours worked and hours for which the Employer makes payment or for which payment is due from the Employer.

         Nothing in this Section 1.21 shall be construed to alter, amend, modify, invalidate, impair or supersede any law of the United States or any rule or regulation issued under any such law. The nature and extent of any credit for Hours of Service under this Section 1.21 shall be determined under such law.

         1.22 "Inactive Participant" means any Employee or former Employee who has ceased to be a Participant and on whose behalf an Individual Account is maintained under the Plan.

         1.23 "Individual Account" means the detailed record kept of the amounts credited or charged to each Participant in accordance with the terms of the Plan. Such Individual Account is comprised of whichever of the following are applicable to a particular Participant: Matching Contributions Account, Profit Sharing Account, Qualified Non-Elective Contributions Account, Rollover Account and Salary Redirection Contributions Account.

         1.24 "Key Employee" means an Employee or former Employee (including the Beneficiaries of such Employees) who at any time during the Plan Year or any of the four (4) preceding Plan Years is:

         (a) An Employee or former Employee (and the beneficiaries of such Employee) who was an officer of the Employer and such individual's annual compensation exceeded fifty percent (50%) of the dollar limitation in effect under Section 415(b)(1)(A) of the Code;

         (b) One (1) of the ten (10) Employees having annual compensation from the Employer of more than the limitation in effect under Section 415(c)(1)(A) of the Code and owning (or considered as owning within the meaning of Section 318 of the Code) one (1) of the ten (10) largest interests in the Employer if such Employee's compensation exceeds one hundred percent (100%) of the dollar limitation in effect under
                  Section 415(c)(1)(A) of the Code;

         (c) A five percent (5%) owner of the Employer, as described in Section 416(i)(1)(B)(i) of the Code; or

         (d)      A one percent (1%) owner of the Employer, as described in
                  Section 416(i)(1)(B)(ii) of the Code, having an annual compensation from the Employer of more than One Hundred and Fifty Thousand Dollars ($150,000).

         For purposes of this Section 1.24 compensation means compensation as defined in Section 415(c)(3)(A) of the Code, but including amounts contributed by the Employer pursuant to a salary reduction agreement which are excludible from the Employee's gross income under Section 402(a)(8) of the Code (relating to an arrangement under Section 401(k)), Section 402(h) of the Code (relating to a simplified employee pension plan), Section 125 of the Code (relating to a cafeteria plan) or Section 403(b) of the Code (relating to a tax-sheltered annuity).

         For purposes of subsection (a), no more than fifty (50) Employees (or, if lesser, the greater of three (3) or ten percent (10%) of the Employees) shall be treated as officers. For purposes of subsection (b), if two (2) Employees have the same interest in the Employer the Employee having greater annual compensation from the Employer shall be treated as having a larger interest. Such term shall not include any officer or employee of an entity referred to in
Section 414(d) of the Code. For purposes of determining the number of officers taken into account under subsection (a), Employees described in Section 414(q)(8) of the Code shall be excluded. As used herein, "Employer" means the Employer and any Affiliated Employer.

         1.25 "Limitation Year" means the Plan Year, unless the Board specifies another twelve (12) consecutive month period through adoption of appropriate resolutions in which case the new Limitation Year must begin on a date within the Limitation Year for which the Employer makes the amendment, creating a short Limitation Year.

         1.26 "Matching Contributions" means contributions made to the Plan by the Employer for the Plan Year and allocated to a Participant's Individual Account by reason of the Participant's Salary Redirection Contributions.

         1.27 "Matching Contributions Account" means that portion of a Participant's Individual Account attributable to (a) Matching Contributions allocated to such Participant pursuant to Section 4.3 and (b) the Participant's proportionate share, attributable to his Matching Contribution Account, of the Adjustments, reduced by any distributions from such account pursuant to Article V.

         1.28 "Maximum Permissible Amount" means the lesser of: (i) Thirty-Thousand Dollars ($30,000) (or if greater, one-fourth (1/4) of the defined benefit dollar limitation prescribed by Section 415(b)(1)(A) of the Code as in effect for the Limitation Year) or (ii) twenty-five percent (25%) of the Participant's compensation as defined in Section 415(c)(3)(A) of the Code. The compensation limitation referred to in (ii) of the preceding sentence shall not apply to any contribution for medical benefits (within the meaning of Section 419A(f)(2) of the Code) after Separation from Service which is otherwise treated as an Annual Addition or any amount otherwise treated as an Annual Addition under Section 415(l)(2) of the Code.

         If there is a short Limitation Year because of a change therein, the Committee will multiply the Thirty-Thousand Dollar ($30,000) (as adjusted) limitation by the following fraction:

                    Number of months in short Limitation Year
                    -----------------------------------------
                                       12

         The preceding provisions of this Section 1.28 shall be effective for Plan Years commencing after December 31, 1986.

         1.29 "Net Profits" means for any Plan Year the net operating profits of the Employer computed according to generally accepted accounting principles, excluding any extraordinary gains or losses from nonoperational areas.

         1.30 "Non-Highly Compensated Employee" means an Employee of the Employer who is neither a Highly Compensated Employee nor a Family Member.

         1.31 "Participant" means any Employee who becomes a Participant under the provisions of Section 2.1 of the Plan.

         1.32 "Plan" means the Monroe Bancorp Thrift Plan.

         1.33 "Plan Year" means the twelve (12) month period beginning on January 1 and each anniversary thereof.

         1.34 "Profit Sharing Contributions" means contributions made to the Fund by the Employer pursuant to Section 3.1.

         1.35 "Profit Sharing Account" means that portion of a Participant's Individual Account attributable to (a) Profit Sharing Contributions allocated to such Participant pursuant to Section 4.2 and (b) the Participant's proportionate share, attributable to his Profit Sharing Account, of the Adjustments, reduced by any distributions from such account pursuant to Article V.

         1.36 "Qualified Non-Elective Contributions" means contributions (other than Matching Contributions) made by the Employer and allocated to a Participant's Individual Account that the Participant may not elect to receive in cash until distributed from the Plan; that are vested and nonforfeitable when made; and that together with any income allocable thereto, are not distributable under the terms of the Plan to Participants or their Beneficiaries before the earlier of:

         (a) Separation from Service, death, or Total and Permanent Disability of the Participant;

         (b) Attainment of age fifty-nine and one-half (59-1/2) by the Participant;

         (c) Termination of the Plan without establishment of another Defined Contribution Plan (other than an employee stock ownership plan within the meaning of Section 4975(e)(7) of the
                  Code); or

         (d)      The events specified in Section 9.2.

         1.37 "Qualified Non-Elective Contributions Account" means that portion of a Participant's Individual Account attributable to (a) Qualified Non-Elective Contributions allocated to such Participant pursuant to Section 3.11 and (b) the Participant's proportionate share, attributable to his Qualified Non-Elective Contributions Account, of the Adjustments, reduced by any distributions from such account pursuant to Article V.

         1.38 "Related Plan" means any other Defined Contribution Plan maintained by the Employer or by an Affiliated Employer.

         1.39 "Rollover Account" means that portion of a Participant's Individual Account attributable to (a) rollover contributions and (b) the Participant's proportionate share, attributable to his Rollover Account, of the Adjustments, reduced by any distributions from such account pursuant to Article V or any withdrawals from such account pursuant to Section 3.2.

         1.40 "Salary Redirection Contributions" means contributions made to the Plan within the time prescribed by Section 3.3, by the Employer, at the election of the Participant, in lieu of cash compensation and shall include contributions made pursuant to a Salary Redirection Agreement between the Participant and the Employer; that are vested and nonforfeitable when made; and that together with any income allocable thereto, are not distributable under the terms of the Plan to Participants or their Beneficiaries before the earlier of:

         (a) Separation from Service, death, or Total and Permanent Disability of the Participant;

         (b) Attainment of age fifty-nine and one-half (59-1/2) by the Participant;

         (c) Termination of the Plan without establishment of another Defined Contribution Plan (other than an employee stock ownership plan within the meaning of Section 4975(e)(7) of the
                  Code); or

         (d)      The events specified in Section 9.2.

         1.41 "Salary Redirection Contributions Account" means that portion of a Participant's Individual Account attributable to (a) Salary Redirection Contributions allocated to such Participant pursuant to Section 3.3 and (b) the Participant's proportionate share of the Adjustments, attributable to his Salary Redirection Contributions Account, reduced by any distributions from such account pursuant to Article VI.

         1.42 "Service" except as it may be disregarded under the provisions of Articles II or V, means the following:

         (a) "Eligibility Service" means the years which are credited to an Employee for the purpose of determining eligibility for participation under the Plan, as described in Section 2.1.

         (b) "Vesting Service" means the years which are credited to a Participant for the purpose of determining his vested percentage in his Profit Sharing and Matching Contributions Accounts and eligibility for various benefits under the Plan, as described in Article V.

         (c) "Separation from Service" means a Separation from Service with the Employer.

         For purposes of determining an Employee's eligibility to participate under the Plan and for determining his nonforfeitable right to his Individual Account balance attributable to Employer contributions, years of Service and Breaks in Service (as defined in Section 1.6) shall initially be based on the period commencing on the Employee's Employment Commencement Date and thereafter shall be based on each Plan Year (which includes the first anniversary of the Employee's Employment Commencement Date) beginning after the Employee's Employment Commencement Date.

         1.43 "Top-Heavy Provisions." The following provisions shall become effective in any Plan Year in which the Plan is determined to be a Top-Heavy Plan:

         (a) Determination of Top-Heavy. The Plan will be considered a Top-Heavy Plan for the Plan Year if (1) as of the last day of the preceding Plan Year (the "Determination Date"), the sum of the present value, determined on the Determination Date, of the Individual Accounts (including the portion thereof attributable to the Rollover Accounts to the extent permitted by the Treasury Regulations promulgated under Section 416 of the Code) under the Plan (but not including any allocations to be made as of such last day of the Plan Year except contributions actually made on or before that date) of Participants who are Key Employees exceed sixty percent (60%) of the sum of the present value, determined on the Determination Date, of the Individual Accounts (but not including any allocations to be made as of such last day of the Plan Year except contributions actually made on or before that date) of all Participants (the "60% Test"); or (2) the Plan is part of a Required Aggregation Group and the Required Aggregation Group is Top-Heavy. However, and notwithstanding the results of the 60% Test, the Plan shall not be considered a Top-Heavy Plan for any Plan Year in which the Plan is part of a Required or Permissive Aggregation Group which is not Top-Heavy.
                  For the first Plan Year that the Plan is in effect, the determination of whether the Plan is Top-Heavy shall be made as of the last day of such Plan Year and in applying the Top-Heavy determination for such first Plan Year, the Individual Accounts of all Participants shall be deemed to include any contributions thereto made after the Determination Date that are allocated as of a date in such first Plan Year. The Top-Heavy ratio shall be computed in accordance with Section 416(g) of the Code and the Treasury Regulations promulgated thereunder.

                (i) If the Employer maintains another Defined Benefit Plan or Defined Contribution Plan (including a simplified employee pension plan), or maintained another such plan which now is terminated, this Plan is Top-Heavy only if it is part of the Required Aggregation Group, and the Top-Heavy ratio for the Required Aggregation Group and for the Permissive Aggregation Group, if any, each exceeds sixty percent (60%). The Committee will calculate the Top-Heavy ratio taking into account all plans within the Required Aggregation Group. To the extent the Committee must take into account distributions to a Participant, the Committee shall include distributions from a terminated plan which would have been part of the Required Aggregation Group if it were in existence on the Determination Date. The Committee will calculate the present value of accrued benefits under Defined Benefit Plans or simplified employee pension plans included within the group in accordance with the terms of those plans, Section 416 of the Code and the Treasury Regulations promulgated thereunder. If a Participant in a Defined Benefit Plan is a Non-Key Employee, the Committee will determine his accrued benefit under the accrual method, if any, which is applicable uniformly to all Defined Benefit Plans maintained by the Employer or, if there is no uniform method, in accordance with the slowest accrual rate permitted under the fractional rule accrual method described in Section 411(b)(1)(C) of the Code. To calculate the present value of benefits under a Defined Benefit Plan, the Committee will use the actuarial assumptions (interest and mortality only) prescribed by the Defined Benefit Plan(s) to value benefits for Top-Heavy purposes. If an aggregated plan does not have a valuation date coinciding with the Determination Date, the Committee must value the accrued benefits in the aggregated plan as of the most recent valuation date falling within the twelve (12) month period ending on the Determination Date except as Section 416 of the Code and applicable Treasury Regulations require for the first (1st) and second (2nd) plan year of a Defined Benefit Plan. The Committee will calculate the Top-Heavy ratio with reference to the Determination Dates that fall within the same calendar year.

               (ii) In determining whether or not the Plan is a Top-Heavy Plan, the account balances and accrued benefits of a Participant who has not performed Service for the Employer during the five (5) year period ending on the Determination Date shall be disregarded.

              (iii) For purposes of this Section 1.43, "Required Aggregation Group" shall mean: (A) each plan of the Employer in which a Key Employee is a Participant and (B) each other plan of the Employer which enables any plan described in (A) to meet the requirements of Section 401(a)(4) or 410 of the Code. Required Aggregation Group shall also include each terminated plan of the Employer if such plan was maintained within the last five (5) years ending on the Determination Date for the Plan Year in question and would, but for the fact that it terminated, be part of a Required Aggregation Group for such Plan Year. "Permissive Aggregation Group" shall mean the Required Aggregation Group combined with any other plan maintained by the Employer, provided the resulting combination group would continue to satisfy the requirements of
                           Section 401(a)(4) and 410 of the Code once such other plan is taken into account. The Committee shall determine which plan or plans maintained by the Employer shall be taken into account in determining the Permissive Aggregation Group.

         (b) For any Plan Year during which the Plan is deemed a Top-Heavy Plan, the Employer contributions for such Plan Year shall be made and allocated as follows:

                (i) Each Participant as of the Determination Date and who is not a participant in another plan maintained by the Employer qualified under Section 401(a) of the Code shall receive a minimum "Contribution" equal to the lesser of: (i) three percent (3%) of the Participant's compensation (within the meaning of Section 415 of the Code) for the Plan Year, or
                           (ii) the highest percentage of compensation (within the meaning of Section 415 of the Code) contributed on behalf of a Key Employee. For purposes of the preceding sentence, Qualified Non-Elective, Salary Redirection and Matching Contributions to the Plan by or on behalf of a Key Employee shall be taken into account in determining such Key Employee's contribution percentage. Such Contribution shall be made on behalf of all Participants who are Employees and who have not incurred a Separation from Service at the end of the Plan Year in which the Contribution shall be made. Participants who have become Participants but who subsequently fail to complete one thousand (1,000) Hours of Service at the end of the Plan Year shall be considered as employees covered by the Plan for purposes of this paragraph (i). For purposes of this paragraph (i), "contribution" shall include (A) Employer contributions and forfeitures, and shall, effective for Plan Years commencing before January 1, 1989, include salary redirection contributions under
                           Section 401(k) of the Code (and shall exclude such contributions for Plan Years commencing after December 31, 1988); (B) amounts paid by the Employer to provide social security benefits; and
                           (C) qualified nonelective contributions described in Section 401(m)(4)(C) of the Code. Such contribution (to the extent required to be nonforfeitable under subsection (c)) shall not be forfeitable under Section 411(a)(3)(B) or 411(a)(3)(D) of the Code.

               (ii) If Employees of the Employer are covered under both a Defined Benefit Plan maintained by the Employer and both this Plan and the Defined Benefit Plan are Top-Heavy Plans in any Plan Year, all non-key Employees covered by both the Defined Benefit Plan and this Plan shall receive, for all such Plan Years, the minimum benefit prescribed by the Defined Benefit Plan. If Employees of the Employer are covered by another Defined Contribution Plan maintained by the Employer and both this Plan and the other Defined Contribution Plan are Top-Heavy Plans in any Plan Year, all non-key Employees covered by both the other Defined Contribution Plan and this Plan shall receive, for all such Plan Years, the minimum benefit prescribed by such other Defined Contribution Plan.

                           Provided, however, such other Defined Contribution Plan shall meet the top-heavy vesting requirements and the limitations on compensation specified in
                           Section 416(b) and (d) of the Code, respectively.

         (c) Notwithstanding the provisions of Section 5.1, for any Plan Year in which the Plan is a Top-Heavy Plan, such Participant's vested percentage in his Matching Contributions and Profit Sharing Accounts shall not be less than the percentage determined in accordance with the following table:

                     Years of              Vested              Forfeited
                  Vesting Service         Percentage           Percentage

                   less than 3                 0%                  100%
                    3 or more                100%                    0%

              (i) Subject to the requirements of Section 8.1(a), if the Plan becomes a Top-Heavy Plan and subsequently ceases to be such, the above vesting schedule shall continue to apply, at the option of the affected Participant, in determining the vested percentage of any Participant who had at least six (6) Years of Vesting Service as of the last day in the last Plan Year in which the Plan was a Top-Heavy Plan. For all other Participants, said vesting schedule shall apply only to their Matching Contributions and Profit Sharing Accounts as of such last day of the Plan Year.

             (ii) Notwithstanding the provisions of subsection (c) and paragraph (i) above, subsection (c) shall not apply to the Profit Sharing Account balance of any Employee who does not have at least one (1) Hour of Service after the Plan has initially become Top-Heavy and such Employee's Profit Sharing Account balance will be determined without regard to subsection (c).

        (d)     In any Plan Year in which the Plan is a Top-Heavy Plan, Section
                4.8 shall be read by substituting the number "1.00" for the number "1.25" wherever it appears therein except such substitution shall not have the effect of reducing any benefit accrued under a Defined Benefit Plan prior to the first day of the Plan Year in which this provision becomes applicable.

        1.44 "Total and Permanent Disability" or "Totally and Permanently Disabled" means a disability as determined for purposes of the Federal Social Security Act which qualifies the Participant for permanent disability insurance payments in accordance with such Act. Disability for purposes of the Plan shall not include any disability which is incurred while the Participant is on leave of absence because of military or similar service and for which a governmental pension is payable. The Committee may require subsequent proof of continued disability, prior to the Participant's sixty-fifth (65th) birthday, at intervals of not less than six (6) months. A minimal level of earnings in restricted activity during any period of disability shall not disqualify a Participant from receiving disability benefits for such period if the disabled Participant receives disability benefits under the Social Security Act for the same period.

        1.45 "Trust Agreement" means the agreement entered into between the Employer and the Trustee pursuant to Article VII.

        1.46 "Trustee" means such individual(s) or financial institution as shall be designated in the Trust Agreement to hold in trust any assets of the Plan for the purpose of providing benefits under the Plan, and shall include any successor to the Trustee initially designated thereunder.

        1.47 "Valuation Date" means the last day of December of each Plan Year, as of which date the Fund shall be valued at fair market value. The Committee may, in its discretion, from time to time value the Fund as of any other date or dates it deems desirable in its discretion.


                                   ARTICLE II
                                  PARTICIPATION

        2.1 Eligibility and Participation.

        (a)     Conditions of Eligibility.

                Each Employee who is a Participant as of the Effective Date shall continue to participate in accordance with the provisions of this amended and restated Plan.

                Any Employee who has completed one (1) year of Eligibility Service and has attained the age of twenty-one (21) shall be eligible to become a Participant effective as of the date specified in subsection (b).

        (b)     Date of Participation.

                Each Employee shall become a Participant on the first Plan Entry Date, provided he is an Employee on such date, which occurs after the date on which the Employee satisfies the requirements of subsection (a). The Plan Entry Dates shall fall on January 1 and July 1 of each Plan Year.

                For purposes of this Section 2.1, a year of Eligibility Service shall initially be based on the period of twelve (12) consecutive months following the Employee's Employment Commencement Date during which the Employee is credited with at least one thousand (1,000) Hours of Service and thereafter shall be based on each Plan Year (which includes the first anniversary of the Employee's Employment Commencement Date) beginning after the Employee's Employment Commencement Date during which the Employee is credited with at least one thousand (1,000) Hours of Service.

        (c) Participation in the Plan shall continue until terminated following retirement, Total and Permanent Disability, death or other Separation from Service with the Employer, except as otherwise provided in Sections 5.1 through 5.3.

        (d) Employees who are included in a unit of employees covered by an agreement which the Secretary of Labor finds to be a collective bargaining agreement between employee representatives and the Employer, if there is evidence that retirement benefits were the subject of good faith bargaining between such employee representatives and the Employer, shall not be eligible to participate in the Plan. Provided, however, in the event an employee described in the preceding sentence ceases to be covered by such a collective bargaining agreement, then such Employee shall become a Participant on the first Plan Entry Date, as defined in
                Section 2.1(b), coinciding with or immediately following the date such Employee ceases to be covered by such collective bargaining agreement, after which such Employee satisfies the eligibility requirements specified in Section 2.1(a). For purposes of this subsection (d), in determining such Employee's Eligibility Service, his years of Eligibility Service commencing on his Employment Commencement Date shall be credited to him.

        (e) Self-employed individuals shall not be eligible to participate in this Plan.

        (f) In the case of a Participant who does not have a nonforfeitable right to his Individual Account balance derived from Employer contributions, Years of Eligibility Service before a period of consecutive one-year Breaks in Service will not be taken into account in computing Eligibility Service if the number of consecutive one-year Breaks in Service in such period equals or exceeds the greater of five (5) or the aggregate number of Years of Eligibility Service. Such aggregate number of Years of Eligibility Service will not include any Years of Eligibility Service disregarded under the preceding sentence by reason of prior Breaks in Service.

        (g) An Inactive Participant who did not have a nonforfeitable right to any portion of his Individual Account balance derived from Employer Contributions at the time of Separation from Service will be considered a new Employee, for eligibility purposes, if the number of consecutive one year Breaks in Service equals or exceeds the greater of five (5) or the aggregate number of Years of Eligibility Service before such Breaks in Service. If such Inactive Participant's Years of Eligibility Service before Separation from Service may not be disregarded pursuant to the preceding sentence, such Inactive Participant shall participate immediately upon reemployment.

        2.2 Plan Binding. Upon becoming a Participant, a Participant shall be bound then and thereafter by the terms of this Plan and the Trust Agreement, including all amendments to the Plan and the Trust Agreement made in the manner herein authorized.

        2.3 Reemployment. A terminated employee who is reemployed by the Employer shall become a Participant in accordance with whichever provision of subsection (a) or (b) is applicable.

        (a) A terminated Participant who later resumes his employment with the Employer shall again become a Participant on his reemployment date.

        (b) An Employee who terminated employment with the Employer prior to becoming a Participant pursuant to
                Section 2.1, and who later resumes his employment with the Employer shall become a Participant on the later of
                (i) his reemployment date, provided he has met the eligibility requirements contained in Section 2.1, or
                (ii) the date he would have become a Participant had he not terminated employment.

        2.4 Beneficiary Designation. Subject to the provisions of Section 1.4, upon commencing participation, each Participant shall designate a Beneficiary on forms furnished by the Committee. Such Participant may then from time to time change his designated Beneficiary by written notice to the Committee and upon such change, the rights of all previously designated Beneficiaries to receive any benefits under this Plan shall cease. If, at the time of a Participant's death while benefits are still outstanding, his named Beneficiary does not survive him, the benefits shall be paid to his named contingent Beneficiary. If a deceased Participant is not survived by either a named Beneficiary or contingent Beneficiary (or if no Beneficiary was effectively named), the balance of his Individual Account shall be paid in a single sum to the person or persons in the first of the following classes of successive preference Beneficiaries then surviving: the Participant's (a) widow or widower, (b) children, (c) grandchildren, (d) parents, (e) brothers and sisters, or (f) executors and administrators. If a Beneficiary or contingent Beneficiary is living at the death of the Participant, but such person dies prior to receiving the entire death benefit, the remaining portion of such death benefit shall be paid in a single sum to the estate of such deceased Beneficiary or contingent Beneficiary.

        2.5 No Credit Upon Acquisition and Recognition of Past Service.

        (a) If the Employer acquires an entity or division or other section of an entity under an arrangement whereby the acquired entity is not or ceases to be a separate entity and is merged into the Employer or becomes a division, subsidiary, or affiliate of the Employer, the employees of the acquired entity shall be considered as new employees of the Employer for purposes of Eligibility and Vesting Service on the date of the acquisition and shall become Participants hereunder in accordance with Section 2.1. Notwithstanding the preceding sentence, the Board may, in its sole discretion, provide for recognition of employment (including, if desired, compensation) by the acquired entity prior to the acquisition date for purposes of eligibility or vesting. Recognition of employment under this Section 2.5 shall be evidenced by resolution of the Board, or by such other documentation and records as the Committee shall specify. In the case of an individual whose employment is to be recognized under this Section 2.5, the Committee may require from the individual or the acquired entity such evidence of employment as the Committee deems reasonable and proper.

        (b) Notwithstanding the provisions of subsection (a), all service prior to the Effective Date with the Employer shall be recognized for purposes of eligibility to participate under Section 2.1 and for purposes of vesting under Section 5.1 to the extent such service would be credited under the terms of the Plan (as in effect on the Effective Date) for eligibility and vesting purposes if the Plan were in existence in such prior years.

        2.6 Salary Redirection Election. Each Employee who desires to make Salary Redirection Contributions must elect, on forms provided by the Committee, to have Salary Redirection Contributions made on his behalf. A Participant is not required to elect to have Salary Redirection Contributions made as a prerequisite to share in any Profit Sharing Contributions to the Plan.


                                   ARTICLE III
                                  CONTRIBUTIONS

        The provisions of Sections 3.3 through 3.9 and 3.11 shall be effective for Plan Years commencing after December 31, 1986.

        3.1     Profit Sharing Contributions.

        (a)     Amount of Contribution.  Subject to the provisions of
                Section 3.10, for each Plan Year, the Employer may but shall not be required to contribute to the Fund an amount of cash or other property acceptable to the Trustee, which the Board may determine from time to time to be advisable. Although the Employer may contribute to this Plan irrespective of whether it has any current or accumulated Net Profits, the Employer intends the Plan to constitute a profit sharing plan for all purposes of the Code. Provided, however, the Employer shall not make a contribution to the Fund for any Plan Year to the extent the contribution would exceed the Maximum Permissible Amount.

        (b) Timing of Contributions. Profit Sharing Contributions may be made by the Employer to the Fund at any time prior to the time prescribed by law for filing the federal income tax return of the Employer for the taxable year (including extensions), if such contributions are on account of such taxable year.

        (c) Minimum Top-Heavy Contribution. If the Plan is a Top-Heavy Plan in any Plan Year, notwithstanding this Section 3.1 and the provisions for allocations of such contributions under Section 4.2, the Employer shall make the contributions necessary to satisfy the minimum allocations required to satisfy the minimum contribution required under Section 1.43.

        3.2 Rollover Contributions. An Employee who receives an eligible rollover distribution, as defined in Code Section 402(c)(4), from a plan which meets the requirements of Section 401(a) or 403(a) of the Code may, whether or not he is presently eligible to participate in this Plan and in accordance with procedures approved by the Committee, transfer the distribution received from such other plan to the Trustee, provided the following conditions are met:

        (a) Transfer Within Sixty Days. The transfer occurs on or before the sixtieth (60th) day following his receipt of the distribution from the other plan, or, if such distribution had previously been deposited in an individual retirement account (as defined in Section 408 of the Code), the transfer occurs on or before the sixtieth (60th) day following the receipt of such distribution plus earnings thereon from the individual retirement account.

        (b) Maximum Amount. The amount transferred does not exceed an amount equal to the amount of the eligible rollover distribution received from the other plan, plus any earnings on such sum accrued during the period, if any, in which such sum was held in an individual retirement account.

        (c) Value of Rollover Account Not Guaranteed. There shall be no guarantee to any Participant, Inactive Participant, or Beneficiary of the return of the full amount of a rollover contribution in the event the value of his Rollover Account shall be less than the full amount of his rollover contribution.

        (d) Direct Rollovers Not Permitted. An Employee may not elect to have a distribution from another plan paid directly into the Plan. As a result, the Plan is not an eligible retirement plan for purposes of Code
                Section 401(a)(31).

        (e) Rollover Account. A separate Rollover Account shall be established for that part of the transferred amount that is attributable to an eligible rollover distribution within the meaning of Section 402(e)(4)(A) of the Code. An Employee's Rollover Account shall be fully vested and nonforfeitable at all times. Until the Valuation Date immediately following the date on which a rollover contribution is made, such rollover contribution shall be placed in a segregated account. Except to the extent provided in the first sentence of this subsection (e), as of such next Valuation Date the Rollover Account shall be invested as part of the Fund and shall not be segregated as separate assets thereof.

        (f) Committee Approval Required. The Committee shall develop such procedures, and may require such information from the Employee desiring to make a rollover contribution, as it deems necessary or desirable to determine that the proposed transfer will meet the requirements of this Section 3.2. Upon approval by the Committee, the amount transferred shall be deposited in the Fund and shall be credited to the Employee's Rollover Account in accordance with the provisions of subsection (e). Upon such a transfer by an Employee who is not yet a Participant hereunder, his Rollover Account shall represent his sole interest in the Plan until and if he becomes a Participant.

        (g) Distributions. At any time prior to the time prescribed by Article V for distributions from the Plan, any Employee, Participant, Inactive Participant or, to the extent permitted under the Code, a Beneficiary entitled to a distribution under the terms of the Plan may request (and the Committee shall agree to) a distribution of his Rollover Account in a single sum, as soon as reasonably practicable, after such request in order that such distribution may be
                (i) transferred to an individual retirement account described in Section 408(a) of the Code, (ii) applied to purchase an individual retirement annuity described in Section 408(b) of the Code, or (iii) transferred to a trust described in Section 401(a) of the Code which is exempt from tax under Section 501(a) of the Code. The Committee shall develop such procedures, and may require the person entitled to a distribution of a Rollover Account to complete such written forms, as the Committee shall determine. In the event a person entitled to the distribution of a Rollover Account makes a request for such a distribution prior to the Valuation Date, and the balance of such account is distributed prior to such Valuation Date, the Rollover Account shall not be entitled to share in any Adjustments since the Valuation Date immediately preceding the date of distribution.

        3.3 Salary Redirection Contributions.

        (a) General. Subject to the limitations of Section 3.4, each Employee who becomes a Participant may, as soon as practicable after adoption of the Plan, elect to have Salary Redirection Contributions made to the Plan on his behalf, by entering into a Salary Redirection Agreement with the Employer in which it is agreed that the Participant's Employer will redirect a portion of the Participant's Compensation not in excess of Seven Thousand Dollars ($7,000) for each calendar year multiplied by the Adjustment Factor (the "Dollar Limitation"), on a pre-tax basis, during each pay period, in an amount not less than one percent (1%) nor more than fifteen percent (15%) of his Compensation during each such pay period, expressed as a whole percentage, and contribute that designated percentage to the Fund on behalf of the Participant. In order for Salary Redirection Contributions to commence on the appropriate date, the Salary Redirection Agreement must be received by the Committee at such times as the Committee shall direct on a reasonable and nondiscriminatory basis. The amount of Salary Redirection Contributions which are made by a Participant for any calendar year under the Plan and all other plans, contracts or arrangements of the Employer shall not exceed the Dollar Limitation as in effect for the taxable year beginning in such calendar year.

        (b) Elections Made on Date Other Than First Day of Plan Year. Notwithstanding anything in this Section 3.3 to the contrary, unless participation begins on the first day of a Plan Year, the election to have salary redirection of a specified percent of Compensation during each pay period shall be interpreted as an election to have salary redirection of such percent of Compensation multiplied by a fraction, the numerator of which is the number of pay periods in the Plan Year over which the salary redirection is to be made and the denominator of which is the total number of pay periods in a Plan Year. However, this interpretation shall only apply in the initial year of participation in this Plan.

        (c) Initial Time of Election--Reemployed Employees. A Participant or Employee who incurs a Separation from Service and who is reemployed by the Employer may elect to have Salary Redirection Contributions made on his behalf commencing on the later of (i) the date he becomes a Participant, (ii) the first day of the month next following his date of reemployment, or (iii) at such other time(s) as the Committee shall direct on a reasonable and nondiscriminatory basis, provided such date (under (i), (ii) or (iii)) is at least thirty (30) days after receipt of the Salary Redirection Agreement by the Committee.

        (d) Other Times of Election. In the event a Participant does not so elect when initially eligible, either because he chooses not to elect or fails to timely deliver a Salary Redirection Agreement to the Committee, he may subsequently elect to have salary redirection made on his behalf effective with the first day of any calendar quarter which is at least thirty
                (30) days after the date his election is delivered to the Committee.

        (e) Salary Redirection Agreement. The Salary Redirection Agreement shall be on a form provided by the Committee. Such Agreement shall authorize the Employer to reduce Compensation otherwise payable to the Employee during each pay period by the amount of salary redirection elected.

        (f) Withdrawal of Salary Redirection. Once contributed to the Fund, Salary Redirection Contributions shall be credited to the Participant's Salary Redirection Contributions Account and shall not be subject to withdrawal.

        (g) Increase in Salary Redirection. A Participant who elects to have Salary Redirection Contributions made to the Plan on his behalf pursuant to this Section 3.3 may, on a Salary Redirection Agreement provided by and submitted to the Committee at least thirty (30) days prior to the effective date thereof, increase his Salary Redirection Contribution percentage (within the appropriate minimum and maximum specified in subsection (a)) as of the first day of any calendar quarter, or at such other time(s) as shall be prescribed by the Committee on a reasonable and nondiscriminatory basis, but not retroactively, by filing such Salary Redirection Agreement with the Committee and stating the amount of Salary Redirection Contributions he desires to have made on his behalf.

        (h) Reduction of Salary Redirection. Any Participant may elect to reduce or discontinue future Salary Redirection Contributions to the Plan effective with the first day of any calendar quarter beginning at least thirty (30) days after receipt of a new Salary Redirection Agreement showing the reduction or discontinuance by the Committee. In the event any such Participant desires thereafter to increase or recommence having Salary Redirection Contributions made on his behalf, he shall be allowed to do so on the first day of any calendar quarter following thereafter, or at such other time(s) as shall be permitted by the Committee on a reasonable and nondiscriminatory basis, by filing a new Salary Redirection Agreement as provided by the Committee stating the amount of Salary Redirection Contributions he desires to have made on his behalf.

        (i) Payment to Trustee. The Employer shall pay to the Trustee any Salary Redirection Contributions made on behalf of any Participant not later than the last day of the month following the month for which the contribution was due.

        (j) Modification of Salary Redirection. Notwithstanding anything to the contrary, the Committee shall, at its sole option, on a reasonable and nondiscriminatory basis, have the discretion to allow Participants to modify their Salary Redirection Agreements at any time during the Plan Year, if such modifications are necessary due to extraordinary circumstances.

        (k) Effectiveness of Elections. A Participant's properly executed and delivered election to have Salary Redirection Contributions made to the Plan on his behalf shall remain in effect until modified or terminated in accordance with the provisions of this
                Article III.

        3.4     Adjustment to Salary Redirection.

        (a) In General. Upon receipt of all Salary Redirection Agreements to be effective each January 1st or July 1st (or on such later date as the Committee shall establish during the first Plan Year in which Salary Redirection Contributions are permitted under the Plan), but prior to any Salary Redirection Contributions being made for any pay period beginning on or after such effective date, the Employer shall check the Actual Deferral Percentages against the tests identified below. In the event that neither test is met, the Employer shall reduce, on a nondiscriminatory basis, the salary redirection elections to the extent necessary to meet either test. The determination of which test shall be met shall be based upon the test which requires the smallest reduction of Salary Redirection Contributions.

              (i) Test One. The Average Actual Deferral Percentage for Eligible Participants who are Highly Compensated Employees for the Plan Year shall not exceed the Average Actual Deferral Percentage for Eligible Participants who are Non-Highly Compensated Employees for the same Plan Year multiplied by one and twenty-five hundredths (1.25); or

             (ii) Test Two. The Average Actual Deferral Percentage for Eligible Participants who are Highly Compensated Employees for the same Plan Year shall not exceed the Average Actual Deferral Percentage for Eligible Participants who are Non-Highly Compensated Employees for the Plan Year multiplied by two (2.0), provided that the Average Actual Deferral Percentage for Eligible Participants who are Highly Compensated Employees does not exceed the Average Actual Deferral Percentage for Eligible Participants who are Non-Highly Compensated Employees by more than two (2.0) percentage points or such lesser amount as the Secretary of the Treasury shall prescribe to prevent the multiple use of this alternative limitation with respect to any Highly Compensated Employee.

        (b) Definitions. For purposes of Article III, the following definitions shall be used:

              (i) "Actual Deferral Percentage" shall mean, for a specified group of Participants for a Plan Year, the average of the ratios (expressed as a percentage and calculated separately for each Participant in such group), of Salary Redirection Contributions and, at the election of the Committee, Qualified Non-Elective Contributions on behalf of the Eligible Participant for the Plan Year to the Eligible Participant's Compensation for such Plan Year. Provided, however, if such Eligible Participant entered the Plan on a date other than the first day of the Plan Year, such Eligible Participant's compensation shall be limited to the Compensation he received for the Plan Year while he constituted an Eligible Participant. For purposes of this subsection (b), Salary Redirection Contributions shall include Excess Salary Redirection Amounts but shall exclude Salary Redirection Contributions and Qualified Non-Elective Contributions that are taken into account in administering the Average Contribution Percentage tests prescribed by
                         Section 3.8 provided the Actual Deferral
                         Percentage test is satisfied both with and without the exclusion of such contributions. All contributions taken into account in satisfying the Actual Deferral Percentage tests shall satisfy the requirements of Section 401(a)(4) of the Code and the Treasury Regulations promulgated thereunder. Provided further, Qualified Non-Elective Contributions shall not be treated as Qualified Matching Contributions if the effect of such treatment would be to increase the Average Contribution Percentage for Eligible Participants who are Highly Compensated Employees and the Average Contribution Percentage for all other Eligible Participants.

             (ii) "Average Actual Deferral Percentage" shall mean the average (expressed as a percentage) of the Actual Deferral Percentage of the Eligible Participants in a group.

            (iii) "Eligible Participant" shall mean any Employee of the Employer who is otherwise eligible under the terms of the Plan to have Salary Redirection Contributions allocated to his Individual Account for the Plan Year.

        (c)     Actual Deferral Percentages of Highly Compensated
                Employees.

              (i) For purposes of this Section 3.4, the Actual Deferral Percentage for any Eligible Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to have Salary Redirection (and Qualified Non-Elective) Contributions allocated to his account under two or more plans or arrangements described in Section 401(k) of the Code that are maintained by the Employer or an Affiliated Employer shall be determined as if all such Salary Redirection (and, if applicable, such Qualified Non-Elective) Contributions were made under a single arrangement. If a Highly Compensated Employee participates in two or more such arrangements that have different Plan Years, all such cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement.

             (ii) For purposes of determining the Actual Deferral Percentage of an Eligible Participant who is a Highly Compensated Employee on the basis he is a five percent (5%) owner or one (1) of the ten (10) most Highly Compensated Employees, the combined actual deferral ratio for the Family Members (who are treated for purposes of the Average Actual Deferral Percentage tests as one (1) Highly Compensated Employee) shall be the greater of
                         (i) the actual deferral ratio determined by combining the Salary Redirection Contributions (and Qualified Non-Elective Contributions if treated as Salary Redirection Contributions for purposes of the Average Actual Deferral Percentage test) and Compensation of all Family Members who are Highly Compensated Employees without regard to aggregation of Family Members and (ii) the actual deferral ratio determined by combining the Salary Redirection Contributions (and Qualified Non-Elective Contributions) and Compensation of all Family Members. If the amount calculated under
                         (i) is greater than the amount calculated under
                         (ii), a separate ratio may be needed for the group of Family Members who are not Highly Compensated Employees (without regard to family aggregation). Such separate ratio shall only apply for purposes of correcting Excess Salary Redirection Amounts and shall be determined by combining the Salary Redirection Contributions (and, if applicable, Qualified Non-Elective Contributions) and Compensation of such Employees. Except to the extent otherwise provided in the preceding provisions of this subsection (c), the Salary Redirection Contributions (and, if applicable, Qualified Non-Elective Contributions) and Compensation of Family Members shall be disregarded for purposes of determining the Actual Deferral Percentage for Non-Highly Compensated Employees.

            (iii) The determination and treatment of the Salary Redirection Contributions, Qualified Non-Elective Contributions and Actual Deferral Percentage of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

        (d) "Actual Deferral Percentages" Defined. For purposes of applying both Test One and Test Two, the Actual Deferral Percentage shall be the sum of the deferral percentages for each Eligible Participant under each cash or deferred arrangement in which the Eligible Participant participates. Additionally, if two (2) or more plans in which an Eligible Participant participates are considered as one (1) plan for purposes of Section 401(a)(4) or 410(b) of the Code (other than Section 410(b)(2)(A)(ii) of the Code), the cash or deferred arrangements included in such plans shall be treated as one arrangement for purposes of applying Test One and Test Two. Provided, further, if a Highly Compensated Employee participates in two (2) or more cash or deferred arrangements which have different plan years, all cash or deferred arrangements ending with or within the calendar year shall be treated as a single arrangement. All rules of application with reference to Test One and Test Two shall be governed by Section 401(k) of the Code and any rules or regulations promulgated thereunder. Deferral percentages calculated under this Section 3.4 shall be calculated to the nearest one-hundredth of one percent (.01%) of Compensation.

        (e) Date by Which Salary Redirection Contributions Must be Made. In order to be included in the tests prescribed by subsection (a), Salary Redirection Contributions and Qualified Non-Elective Contributions for a Plan Year must be made by the last day of the twelve (12) month period immediately following the Plan Year to which the Salary Redirection Contributions relate. Moreover, such contributions must be allocated to Participants' Individual Accounts for the Plan Year with respect to which the tests are performed. Finally, any Salary Redirection Contributions made to the Plan after the end of a Plan Year must relate either to Compensation that would have been received in such Plan Year (but for the election to make Salary Redirection Contributions) or to Compensation attributable to such Plan Year that would have been received by the Participant (but for the election to make Salary Redirection Contributions) within two and one-half (2-1/2) months after the close of the Plan Year.

        (f) Maintenance of Records. The Committee shall maintain records sufficient to demonstrate satisfaction of the tests prescribed by subsection (a) and the amounts of the contributions used in such tests.

        3.5     Distribution of Excess Salary Redirection Amounts.

        (a) In General. Notwithstanding any other provision of the Plan, Excess Salary Redirection Amounts plus any income and less any losses allocable thereto shall be distributed no later than April 15, 1992, and each April 15 thereafter, to Participants who properly notify the Committee and claim such allocable Excess Salary Redirection Amounts for the preceding taxable year. For purposes of this Section 3.5, the "Excess Salary Redirection Amount" shall mean the amount of Salary Redirection Contributions for a calendar year that the Participant allocates to this Plan pursuant to the claims procedure set forth in subsection (b) which exceeds the Dollar Limitation (as defined in Section 3.3(a)) as in effect for the taxable year beginning in such calendar year.

        (b) Claims. The Participant's claim shall be in writing, shall be submitted to the Committee no later than March 1st; shall specify the Participant's Excess Salary Redirection Amount for the immediately preceding taxable year of the Participant; and shall be accompanied by the Participant's written statement that if such amounts are not distributed, such Excess Salary Redirection Amount, when added to amounts deferred under other plans or arrangements described in Sections 401(k), 408(k) or 403(b) of the Code, exceeds the limit imposed on the Participant by Section 402(g) of the Code for the year in which the deferral occurred. Notwithstanding the provisions of subsection (a) and the preceding provisions of this subsection (b), a Participant's Excess Salary Redirection Amount plus any income and less any losses allocable thereto may be distributed to the Participant in the same taxable year in which the Excess Salary Redirection Amount is made so long as (i) such amount is distributed in accordance with the claims procedure set forth in the preceding provisions of this subsection (b), (ii) the Participant designates the distribution as an Excess Salary Redirection Amount,
                (iii) the distribution is made after the date on which the Plan received such amount and (iv) the Committee designates the distribution as a distribution of an Excess Salary Redirection Amount.

        (c) Maximum Distribution Amount. The Excess Salary Redirection Amount distributed to a Participant with respect to a taxable year shall be adjusted for income or loss. The income or loss allocable to the Excess Salary Redirection Amounts is equal to the sum of the allocable gain or loss for the Participant's taxable year and the allocable gain or loss for the period, if any, between the end of the taxable year and the date of distribution. The income, if any, allocable to an Excess Salary Redirection Amount for the taxable year of a Participant, excluding any income allocable to the period between the end of the Participant's taxable year and the date of distribution, is determined by multiplying the income for the Participant's taxable year allocable to Salary Redirection Contributions by a fraction, the numerator of which is the amount of Excess Salary Redirection Amount made by the Participant for such taxable year and the denominator of which is the total balance of the Participant's Individual Account attributable to Salary Redirection Contributions as of the end of the taxable year, reduced by any gain allocable to such total amount for the taxable year and increased by the loss allocable to such total amount for the taxable year. The allocable income or loss for the period between the end of the taxable year and the date of distribution shall be calculated on the basis that such income or loss is equal to ten percent (10%) of the income or loss allocable to Excess Salary Redirection Amounts for the taxable year, as determined under the preceding sentence, multiplied by the number of calendar months that have elapsed since the end of the taxable year. For purposes of determining the number of such calendar months, a distribution which occurs on or before the fifteenth (15th) day of the month will be treated as having been made on the last day of the preceding month, and a distribution which occurs after such fifteenth (15th) day of the month will be treated as having been made on the first day of the next month.
                If an Excess Salary Redirection Amount is distributed within the same taxable year in which the Excess Salary Redirection Amount is made, the income, if any, allocable to the Salary Redirection Contributions from the beginning of the taxable year to the date on which the distribution is made shall be determined by using the method prescribed in the preceding provisions of this subsection (c).

        (d) Reduction of Excess Salary Redirection Amounts. The Excess Salary Redirection Amount otherwise distributable to a Participant for a taxable year under this Section 3.5 shall be reduced by the amount of any Excess Contributions, if any, as described in
                Section 3.6, previously distributed to the Participant for the Plan Year beginning with or within such taxable year. In no event shall a Participant receive a distribution for a taxable year in an amount in excess of the Participant's total Salary Redirection Contributions to the Plan for the taxable year.

        3.6     Distribution of Excess Contributions.

        (a) In General. Notwithstanding any other provision of the Plan, Excess Contributions plus any income and less any losses allocable thereto shall be distributed no later than April 15, 1992, and each April 15th thereafter, to Highly Compensated Employees on whose behalf such Excess Contributions were made for the preceding Plan Year. Excess Contributions shall be distributed to appropriate Highly Compensated Employees after the close of the Plan Year in which the Excess Contributions arose. For purposes of this Section 3.6, "Excess Contributions" shall mean, with respect to any Plan Year, the excess of (i) the aggregate amount of Employer contributions actually taken into account in computing the Actual Deferral Percentage of Highly Compensated Employees for such Plan Year over (ii) the maximum amount of such contributions permitted by the Actual Deferral Percentage tests specified in
                Section 3.4(a) (determined by reducing contributions made on behalf of Highly Compensated Employees in order of their respective Actual Deferral Percentages, commencing with the highest of such percentages). Any Excess Contributions for a Plan Year shall not remain unallocated under the Plan or be allocated to a suspense or limitation account for allocation to one
                (1) or more Participants in any future Plan Year.

        (b) Determination of Excess Contributions. The amount of Excess Contributions for a Highly Compensated Employee for a Plan Year shall be determined under the following leveling method, under which the actual deferral ratio of the Highly Compensated Employee with the highest actual deferral ratio shall be reduced to the extent required to (1) enable the arrangement to satisfy either of the Actual Deferral Percentage tests specified in Section 3.4(a), or (ii) cause such Highly Compensated Employee's actual deferral ratio to equal the ratio of the Highly Compensated Employee with the next highest deferral ratio. The procedure specified in the preceding sentence shall be repeated until the Plan satisfies either of the Actual Deferral Percentage tests specified in Section 3.4(a). For each Highly Compensated Employee, the amount of Excess Contributions is equal to the total Salary Redirection Contributions made to the Plan by the Highly Compensated Employee for the Plan Year plus Qualified Non-Elective Contributions, if any, treated as Salary Redirection Contributions, on behalf of the Highly Compensated Employee determined prior to the application of the leveling process contained in this subsection (b) minus the amount determined by multiplying the Highly Compensated Employee's actual deferral ratio determined after application of such leveling process by his Compensation used in determining such ratio.

        (c) Maximum Distribution Amount. The Excess Contributions which would otherwise be distributed to a Highly Compensated Employee shall be adjusted for income or loss. The income or loss allocable to Excess Contributions is equal to the sum of the allocable gain or loss for the Plan Year and the allocable gain or loss, if any, for the period between the end of the Plan Year and the date of distribution. The income, if any, allocable to a Highly Compensated Employee's Excess Contributions for a Plan Year, excluding any income allocable to the period between the end of the Plan Year and the date of distribution, is determined by multiplying the income for the Plan Year allocable to Salary Redirection Contributions (and any amounts treated as Salary Redirection Contributions) by a fraction, the numerator of which is the Highly Compensated Employee's Excess Contributions for the Plan Year and the denominator of which is the total balance of the Highly Compensated Employee's Individual Account attributable to Salary Redirection Contributions (and amounts treated as Salary Redirection Contributions) as of the end of the Plan Year, reduced by the gain attributable to such total amount for the Plan Year and increased by the loss allocable to such total amount for the Plan Year. The allocable income or loss for the period between the end of the Plan Year and the date of distribution shall be calculated on the basis that such income or loss is equal to ten percent (10%) of the income allocable to the Excess Contributions for the Plan Year, as determined under the preceding sentence, multiplied by the number of calendar months that have elapsed since the end of the Plan Year. For purposes of determining the number of such calendar months, a distribution which occurs on or before the fifteenth (15th) day of the month will be treated as having been made on the last day of the preceding month and a distribution made after the fifteenth (15th) day of the month will be treated as having been made on the first day of the next month.

        (d) Accounting for Excess Contributions. In no case shall the amount of Excess Contributions to be distributed for a Plan Year with respect to any Highly Compensated Employee exceed the amount of Salary Redirection Contributions made to the Plan by such Highly Compensated Employee for such Plan Year.

        (e) Reduction of Excess Contributions. The Excess Contributions otherwise distributable to a Plan for a Plan Year under this Section 3.6 shall be reduced by the amount of any Excess Salary Redirection Amount, as described in Section 3.5, previously distributed to the Highly Compensated Employees for the Highly Compensated Employee's taxable year ending with or within such Plan Year.

        (f) Designation of Excess Contributions. Excess Contributions and any income allocable thereto distributed to Highly Compensated Employees pursuant to this Section 3.6 shall be designated in writing by the Committee as a distribution of Excess Contributions and income allocable thereto.

        3.7     Matching Contributions.

        (a) As of the annual Valuation Date, the Employer shall contribute an amount on behalf of each eligible Participant necessary to match fifty percent (50%) of each eligible Participant's eligible Salary Redirection Contributions up to four percent (4%) of such Participant's Compensation made to the Fund since the last preceding annual Valuation Date by each such eligible Participant.

For this purpose, an "eligible" Participant is a Participant described in
Section 3.4(b).

        (b) For purposes of subsection (a), "eligible" Salary Redirection Contributions shall mean Salary Redirection Contributions not to exceed fifteen percent (15%) of Compensation. Subject to Sections 3.8 and 3.9, Matching Contributions shall be allocated to the Participant's Matching Contributions Account in accordance with Section 4.3.

        3.8 Nondiscrimination Requirements For Matching Contributions. All Matching Contributions made to the Plan shall be subject to the following requirements:

        (a) Average Contribution Percentage Requirement. The Average Contribution Percentage for Eligible Participants who are Highly Compensated Employees for the Plan Year and the Average Contribution Percentage for Eligible Participants for the same Plan Year must satisfy one of the following tests:

              (i) Test One. The Average Contribution Percentage for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the Average Contribution Percentage for Participants who are Non-Highly Compensated Employees for the same Plan Year multiplied by one and twenty-five hundredths (1.25); or

             (ii) Test Two. The Average Contribution Percentage for Eligible Participants who are Highly Compensated Employees for the Plan Year shall not exceed the Average Contribution Percentage for Eligible Participants who are Non-Highly Compensated Employees for the same Plan Year multiplied by two (2.0), provided that the Average Contribution Percentage for Eligible Participants who are Highly Compensated Employees does not exceed the Average Contribution Percentage for Eligible Participants who are Non-Highly Compensated Employees by more than two (2.0) percentage points or such lesser amount as the Secretary of the Treasury shall prescribe to prevent the multiple use of this alternative limitation with respect to any Highly Compensated Employee.

        (b) Definitions. For purposes of this Article III, the following definitions shall apply.

              (i) "Average Contribution Percentage" shall mean the average (expressed as a percentage) of the Contribution Percentages of the Eligible Participants in a group.

             (ii) "Contribution Percentage" shall, subject to the provisions of subsection (g), mean the ratio (expressed as a percentage), of the sum of the Contribution Percentage Amounts under the Plan on behalf of the Eligible Participant for the Plan Year to the Eligible Participant's Compensation for the Plan Year. Provided, however, if such Eligible Participant entered the Plan on a date other than the first day of the Plan Year, such Eligible Participant's compensation shall be limited to the Compensation he received for the Plan Year while he constituted an Eligible Participant.

            (iii) "Contribution Percentage Amount" shall mean the sum of Matching Contributions (to the extent not taken into account by the Committee in satisfying the Actual Deferral Percentage Tests prescribed by
                         Section 3.4(a)) made under the Plan on behalf of the Participant for the Plan Year. The Committee may, in its discretion, elect to utilize Qualified Non-Elective Contributions and Salary Redirection Contributions so long as one of the Actual Deferral Percentage tests is met before such Qualified Non-Elective Contributions and Salary Redirection Contributions are utilized in the Actual Contribution Percentage tests and continues to be met following the exclusion of those Qualified Non-Elective Contributions and Salary Redirection Contributions that are used to meet the Average Contribution Percentage tests. All contributions taken into account in satisfying the Average Compensation Percentage Tests shall satisfy the requirements of Section 401(a)(4) of the Code and the Treasury Regulations promulgated thereunder.

             (iv) "Eligible Participant" shall mean any Employee who is otherwise eligible under the terms of the Plan to make Salary Redirection Contributions (if the Committee takes such contributions into account in the calculation of the Contribution Percentage) or to receive an allocation of Matching Contributions.

        (c)     Special Rules.

              (i) For purposes of this Section 3.8, the Contribution Percentage for any Eligible Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to have Contribution Percentage Amounts allocated to his account under two (2) or more plans described in Section 401(a) of the Code or arrangements described in Section 401(k) of the Code that are maintained by the Employer or an Affiliated Employer shall be determined as if the total of such Contribution Percentage Amounts was made under each Plan. If a Highly Compensated Employee participates in two or more cash or deferred arrangements that have different Plan Years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement.

             (ii) If one or more Highly Compensated Employees participate in both a cash or deferred arrangement and a plan subject to the Average Contribution Percentage tests maintained by the
                         Employer or an Affiliated Employer and the sum of the Actual Deferral and Average Contribution Percentages of those Highly Compensated Employees subject to either or both tests exceeds the "aggregate limit", then the Average Contribution Percentage of those Highly Compensated Employees who also participate in a cash or deferred arrangement will be reduced (beginning with the Highly Compensated Employees whose Actual Deferral Percentage is the highest) so that the limit is not exceeded. The amount by which each Highly Compensated Employee's Contribution Percentage Amount is reduced shall be treated as an Excess Aggregate Contribution under Section 3.9. The Actual Deferral and Average Contribution Percentages of the Highly Compensated Employees shall be determined after any corrections required to meet the Actual Deferral and Average Contribution Percentage tests. Multiple use shall not be deemed to have occurred if both the Actual Deferral and Average Contribution Percentage of the Highly Compensated Employees does not exceed one and twenty-five hundredths (1.25) multiplied by the Actual Deferral and Average Contribution Percentage of the Non-Highly Compensated Employees. For purposes of this paragraph (ii), "aggregate limit" means the sum of (A) the Actual Deferral Percentage of the Highly Compensated Employees for the Plan Year or the Average Contribution Percentage of the Non-Highly Compensated Employees under the plan subject to
                         Section 401(m) of the Code for the Plan Year beginning with or within the Plan Year of the cash or deferred arrangement and (B) the lesser of two hundred percent (200%) or two (2.0) plus the lesser of such Actual Deferral and Average Contribution Percentage.

        (d) Aggregation of Plans. In the event that this Plan satisfies the requirements of Section 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of Section 410(b) of the Code only if aggregated with this Plan, then this Section 3.8 shall be applied by determining the Contribution Percentage of Eligible Participants as if all such plans were a single plan. For plan years beginning after December 31, 1989, plans may be aggregated in order to satisfy the Average Contribution Percentage tests only if they have the same plan year.

        (e) Aggregation of Family Members. For purposes of determining the Contribution Percentage of an Eligible Participant who is a Highly Compensated Employee on the basis he is a five percent (5%) owner or one (1) of the ten (10) most Highly Compensated Employees, the combined actual contribution ratio for the Family Members (who are treated for purposes of the Average Contribution Percentage tests as one (1) Highly Compensated Employee) shall be the greater of (i) the Contribution Percentage Amounts and Compensation of all Family Members who are Highly Compensated Employees without regard to aggregation of Family Members and
                (ii) the Contribution Percentage Amounts and
                Compensation of all Family Members. If the amount calculated under (i) is greater than the amount calculated under (ii), it may be necessary for purposes of correcting Excess Aggregate Contributions of the Family Members specified in the preceding provisions of this subsection (e), to calculate an actual contribution ratio for the group of eligible Family Members who are not Highly Compensated Employees without regard to family aggregation. This actual contribution percentage is determined by combining Contribution Percentage Amounts and Compensation of all such Employees. Except to the extent otherwise provided in the preceding provisions of this subsection (e), the Contribution Percentage Amounts and Compensation for all Family Members are disregarded for purposes of determining the Actual Contribution Percentage for Non-Highly Compensated Employees.

        (f) Other Requirements. The determination and treatment of the Contribution Percentage of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

        (g) Computing Contribution Percentage. In computing the Contribution Percentage, Matching and Qualified Non-Elective Contributions shall be taken into account under this Section 3.8 for a Plan Year only if such contributions are (i) allocated in accordance with
                Article IV as of a date within such Plan Year,
                (ii) actually paid to the Fund no later than the end of the twelve (12) month period after the end of such Plan Year, and (iii) made to the Plan on account of Salary Redirection Contributions. Contribution Percentages calculated under this Section 3.8 shall be calculated to the nearest one-hundredth of one percent (.01%) of Compensation.

        (h) Maintenance of Records. The Committee shall maintain records sufficient to demonstrate satisfaction of the tests prescribed by subsection (a) and the amount of the Qualified Non-Elective Contributions used in such tests.

        3.9     Distribution of Excess Aggregate Contributions.

        (a) In General. Notwithstanding any other provision of the Plan, the Excess Aggregate Contributions plus any income less any losses allocable thereto shall be distributed no later than April 15, 1992, and each April 15th thereafter, to Highly Compensated Employees on whose behalf such Excess Aggregate Contributions were made for the preceding Plan Year. Excess Aggregate Contributions shall be distributed to appropriate Highly Compensated Employees after the close of the Plan Year in which the Excess Aggregate Contributions arose. For purposes of this Section 3.9 "Excess Aggregate Contributions" shall mean, with respect to any Plan Year, the excess of the (i) the Aggregate Contribution Percentage Amounts taken into account in computing the numerator of the Contribution Percentage actually made on behalf of Highly Compensated Employees for such Plan Year over (ii) the Maximum Contribution Percentage Amounts permitted by the Average Contribution Percentage tests (determined by reducing contributions made on behalf of the Highly Compensated Employees in order of their Contribution Percentages beginning with the highest of such percentages). Such determination shall be made after first determining Excess Salary Redirection Contributions pursuant to Section 3.5 and then determining Excess Contributions pursuant to
                Section 3.6. Excess Aggregate Contributions for a Plan Year shall not remain unallocated under the Plan or be allocated to a suspense or limitation account for allocation to one (1) or more Participants in any future Plan Year.

        (b) Determination of Excess Aggregate Contributions. The amount of Excess Aggregate Contributions for a Highly Compensated Employee for a Plan Year shall be determined under the following leveling method, under which the actual contribution ratio of the Highly Compensated Employee with the highest actual contribution ratio is reduced to the extent required to
                (i) enable the Plan to satisfy either of the Average Contribution Percentage tests specified in Section 3.8 or (ii) cause such Highly Compensated Employee's actual contribution ratio to equal the ratio of the Highly Compensated Employee with the next highest actual contribution ratio. The procedure specified in the preceding sentence shall be repeated until the Plan satisfies either of the Average
                Contribution Percentage tests specified in Section 3.8. For each Highly Compensated Employee, the amount of Excess Aggregate Contributions is equal to the total Matching Contributions plus Qualified Non-Elective Contributions and Salary Redirection Contributions, if any, treated as Matching Contributions, on behalf of the Highly Compensated Employee determined prior to the leveling process contained in this subsection (b) minus the amount determined by multiplying the Highly Compensated Employee's actual contribution ratio, determined after the application of such leveling process by his Compensation used in determining such ratio.

        (c) Maximum Distribution Amount. The Excess Aggregate Contributions which would otherwise be distributed to a Highly Compensated Employee shall be adjusted for income or loss. The income or loss allocable to Excess Aggregate Contributions is equal to the sum of the allocable gain or loss for the Plan Year and the allocable gain or loss for the period between the end of the Plan Year and the date of the distribution. The income, if any, allocable to Excess Aggregate Contributions for a Plan Year, excluding any income allocable to the period between the end of the Plan Year and the date of the distribution, is determined by multiplying the income for the Plan Year allocable to Matching Contributions (and amounts treated as Matching Contributions) by a fraction, the numerator of which is the amount of Excess Aggregate Contributions made on behalf of the Highly Compensated Employee for the Plan Year and the denominator of which is the total balance of the Individual Accounts of the Highly Compensated Employees attributable to Matching Contributions (and amounts treated as Matching Contributions) as of the end of the Plan Year, reduced by the gain allocable to such total amount for the Plan Year and increased by the loss allocable to such total amount for the Plan Year. The allocable income or loss for the period between the end of the Plan Year and the date of distribution shall be calculated on the basis that such income or loss is equal to ten percent (10%) of the income or loss allocable to the Excess Aggregate Contributions for the Plan Year, as determined under the preceding sentence, multiplied by the number of calendar months that have elapsed since the end of the Plan Year. For purposes of determining the number of calendar months, a distribution which occurs on or before the fifteenth (15th) day of the month will be treated as having been made on the last day of the preceding month and a distribution which occurs after such fifteenth (15th) day shall be treated as having been made on the first day of the next month.

        (d) Accounting for Excess Aggregate Contributions. Excess Aggregate Contributions shall be distributed on a pro-rata basis from the Participant's Matching Contributions Account (and, if applicable, the Participant's Qualified Non-Elective or Salary Redirection Contribution Accounts, or both).

        (e) Designation of Excess Aggregate Contributions. Excess Aggregate Contributions and any income allocable thereto distributed to Highly Compensated Employees pursuant to this Section 3.9 shall be designated in writing by the Committee as a distribution of Excess Aggregate Contributions and income allocable thereto.

        3.10 Exclusive Benefit of Employees. All contributions made pursuant to the Plan shall be held by the Trustee in accordance with the terms of the Trust Agreement for the exclusive benefit of those Employees who are Participants under the Plan, any Inactive Participant, and their Beneficiaries, and shall be applied to provide benefits under the Plan and to pay expenses properly attributable to administration of the Plan and the Trust, to the extent that such expenses are not otherwise paid. At no time prior to the satisfaction of all liabilities with respect to such Employees and their Beneficiaries shall any part of the Fund (other than such part as may be required to properly pay administration expenses and taxes) be used for, or diverted to, purposes other than for the exclusive benefit of such Participants, Inactive Participants and their Beneficiaries. However, without regard to the provisions of this Section 3.10:

        (a) All contributions under the Plan are conditioned on initial qualification or subsequent amendment of the Plan under Section 401(a) of the Code, and if the Plan does not so qualify, either initially or as amended, the Trustee shall, upon written request of the Employer, return to the Employer the amount of such contribution within one (1) calendar year after the date that qualification of the Plan is denied but only if the application for qualification of the Plan is made by the time prescribed by law for filing the employee's return for the taxable year in which the plan is adopted, or such later date as may be prescribed by the Secretary of the Treasury;

        (b) All contributions are conditioned upon the deductibility of the contribution under Section 404 of the Code and to the extent the deduction is disallowed, the Trustee shall, upon written request of the Employer, return the contribution (to the extent disallowed) to the Employer within one (1) year after the date the deduction is disallowed; and

        (c) If a contribution or any portion thereof is made by the Employer by a mistake of fact, the Trustee shall, upon written request of the Employer, return the contribution or such portion to the Employer within one (1) year after the date of payment to the Trustee.

        The Trustee shall not increase the amount of the Employer contribution returnable under this Section 3.10 for any income attributable to such contribution; however, the Trustee shall decrease the Employer contribution returnable for any losses allocable thereto. The Trustee may require the Employer to furnish it with whatever evidence the Trustee considers reasonably necessary to enable the Trustee to confirm the amount the Employer has requested to be returned as properly returnable under the applicable provisions of ERISA.

        3.11 Qualified Non-Elective Contributions. In lieu of distributing Excess Contributions, as provided in Section 3.6, or Excess Aggregate Contributions, as provided in Section 3.9, the Employer may, in its discretion, make Qualified Non-Elective Contributions on behalf of Non-Highly Compensated Employees which are sufficient to satisfy either the Actual Deferral Percentage test or the Average Contribution Percentage test, or both, as provided in the Treasury Regulations. Qualified Non-Elective Contributions shall be allocated to the Qualified Non-Elective Contributions Accounts of Participants entitled to receive an allocation in the ratio which each such Participant's Compensation bears to the total Compensation of all Participants for such Plan Year. Provided further, in lieu of distributing Excess Aggregate Contributions, as provided in
Section 3.9, the Employer may, in its discretion, make Qualified Matching Contributions on behalf of Non-Highly Compensated Employees which are sufficient to satisfy the Average Contribution Percentage tests, as provided in the Treasury Regulations.


                                   ARTICLE IV
                       ALLOCATIONS TO INDIVIDUAL ACCOUNTS

        4.1 Individual Accounts. The Committee shall establish and maintain an Individual Account in the name of each Participant to which the Committee shall credit all amounts allocated to each such Participant pursuant to Article III and the following Sections of this Article IV. Each Individual Account shall be comprised of whichever of the following are applicable to a particular
Participant: a Profit Sharing Account, a Rollover Account, a Salary Redirection Contributions Account, a Qualified Non-Elective Contribution Account and a Matching Contributions Account.

        4.2 Allocation of Profit Sharing Contributions. The Committee, as of the last day of each Plan Year (or such other Valuation Date as the Committee shall determine), shall determine for each eligible Participant, his share of Profit Sharing Contributions contributed in accordance with Section 3.1. Subject to the provisions of Section 1.43, each Participant described in Section 3.1 who is an Employee on the last day of such Plan Year and who completed one thousand (1,000) Hours of Service during the Plan Year shall receive an allocation in the proportion that the Participant's Compensation (as defined in Section 1.9) for the Plan Year bears to the total Compensation of all such Participants for such Plan Year. Provided, however, for purposes of this Section 4.2, in the case of a Participant who enters the Plan on a date other than the first day of the Plan Year, such Participant's Compensation shall include only that Compensation paid to the Participant on and after becoming a Participant. Provided, further, a Participant who is not an Employee on the last day of the Plan Year shall also share in the allocation of Profit Sharing Contributions for the Plan Year of his retirement upon or after attaining his Normal Retirement Age, Total and Permanent Disability or death. Each Participant's share of the Profit Sharing Contribution shall be allocated to his Profit Sharing Account.

        4.3 Allocation of Matching Contributions. The Committee, as of the last day of the Plan Year (or such other Valuation Date as the Committee shall determine), shall determine for each eligible Participant, his share of Matching Contributions contributed in accordance with Section 3.7. The Matching Contributions shall be allocated to the Matching Contribution Accounts of each Participant (i) who made Salary Redirection Contributions to the Fund since the last Valuation Date and (ii) who is an Employee on the last day of such Plan Year and who completed one thousand (1,000) Hours of Service during the Plan Year. Provided, however, a Participant who is not an Employee on the last day of the Plan Year but who made Salary Redirection Contributions during such Plan Year shall also share in the allocation of Matching Contributions for the Plan Year of his retirement upon or after attaining his Normal Retirement Age, Total and Permanent Disability or death.

        4.4     Allocation of Adjustments.

        (a)     Determination of Adjustment.  Following the allocations
                ---------------------------
                made pursuant to Sections 4.2 and 4.3, the Committee shall determine the Adjustment for the current Valuation Date by adding together all income received, and realized and unrealized gains and losses, and deducting therefrom all taxes, charges or expenses (unless paid separately by the Employer in its discretion, outside the confines of this Plan) and any realized and unrealized losses since the preceding Valuation Date which may have been sustained by the Fund. In determining the fair market value of the Fund for purposes of making the Adjustment, the Committee shall exclude (i) any Employer or rollover contributions made on account of the period ending on the current Valuation Date, (ii) distributions made from the Fund during the period commencing with such last preceding Valuation Date and ending with the current Valuation Date and (iii) any income received with respect to Rollover Accounts or accounts which have been segregated in accordance with the provisions of Sections 3.2(e), 5.3 and 6.2.

        (b) Allocation of Adjustment. The Adjustment shall be allocated as of the current Valuation Date to the Individual Accounts of Participants, Inactive Participants and Beneficiaries who maintain a credit balance in their Individual Account, as of such Valuation Date, in the same proportion that the balance of each Participant's Individual Account as of the current Valuation Date (excluding allocations made under Sections 4.2 and 4.3 for the period ending on the current Valuation Date and previously allocated to such Individual Account) bears to the balance of all Individual Accounts of Participants, Inactive Participants and Beneficiaries in the Fund on the current Valuation Date (excluding allocations made under Sections 4.2 and 4.3 for the period ending on the current Valuation Date and previously allocated to such Individual Accounts). Provided, further, in allocating the Adjustment, the Committee shall not take into account (i) any rollover contributions made to the Trustee since the last preceding Valuation Date and segregated under a separate account in accordance with the provisions of Sections 3.2(e) or (ii) any amounts which have been allocated to segregated accounts in accordance with the provisions of Sections 5.3 and 6.2.

        Provided, further, the portion of the contributions to be included shall be weighted, in a reasonable and nondiscriminatory fashion, to be determined by the Committee, to reflect the time since the immediately preceding Valuation Date during which such amounts were actually held and invested by the Trustee. In addition, the Committee may from time to time, in its reasonable discretion, modify the rules for determining the prior credit balance of a Participant's Individual Account, provided that any such rules shall be applied in a uniform and nondiscriminatory manner.

        4.5 Allocation of Forfeitures. The amount of a Participant's Profit Sharing and Matching Contributions Accounts forfeited under the Plan shall, subject to any restoration allocation required under Section 5.2, be allocated under Sections 3.1 and 3.7 with the Employer's Profit Sharing and Matching Contributions for the Plan Year in which the forfeiture occurs as if the Participant's forfeiture was an additional Profit Sharing or Matching Contribution for that Plan Year as the case may be. Such allocation shall be made to the Matching Contributions and Profit Sharing Accounts of each Participant who is eligible under Sections 3.1 and 3.7 to share in the allocation of the Matching and Profit Sharing Contributions. The Committee shall continue to hold the undistributed, non-vested portion of a terminated Participant's Matching Contributions and Profit Sharing Accounts solely for his benefit until a forfeiture occurs at the time specified in Section 5.6. Except as provided in Section 5.6(b), a terminated Participant shall not be entitled to share in the allocation of a forfeiture of any portion of his Matching or Profit Sharing Account.

        4.6 Trustee and Committee Judgment Controls. In determining the fair market value of the Fund and of Individual Accounts, the Trustee and the Committee shall exercise their best judgment, and all such determinations of value (in the absence of bad faith) shall be binding upon all Participants and their Beneficiaries. All allocations shall be deemed to have been made as of the Valuation Date, regardless of when actual allocations were undertaken.

        4.7 Maximum Allocations. The allocations to the accounts of any Participant in any Limitation Year shall be limited so that the Participant's Annual Additions for such Limitation Year do not exceed the Maximum Permissible Amount.

        4.8 Corrective Adjustments. In the event that corrective adjustments in the Annual Additions to any Participant's Individual Account are required as the result of the allocation of forfeitures, a reasonable error in estimating a Participant's total annual Compensation or under other limited facts and circumstances which the Commissioner of the Internal Revenue Service finds justify the availability of the provisions of this Section 4.8, the following corrective adjustments shall be made:

        (a) The excess amounts in the Participant's Profit Sharing Account shall be reduced to insure compliance with Section 4.7 by reducing Profit Sharing Contributions for the next Limitation Year (and succeeding Limitation Years, as necessary) for that Participant if the Participant is covered by the Plan and entitled to an allocation hereunder in accordance with Section 4.2.

        (b) If the Participant is not entitled to share in the allocation of Profit Sharing Contributions as of the end of the Limitation Year, then the excess amount shall be held unallocated in a suspense account for the Limitation Year and allocated and reallocated in the next Limitation Year to all remaining Participants in the Plan who are entitled to an allocation of Profit Sharing Contributions. The excess amount held in such suspense account shall be (i) allocated and reallocated (subject to the limits of this Article IV) before any Annual Additions may be made to the Plan for the Limitation Year and (ii) used to reduce Profit Sharing Contributions for that Limitation Year (and any succeeding Limitation Years, as necessary) for all remaining Participants entitled to receive an allocation of such Profit Sharing Contribution. No excess amount or any portion thereof may be distributed to Participants, Inactive Participants or their Beneficiaries.

        (c) As used in this Section 4.8, "excess amount" means the excess of a Participant's Annual Additions for a Limitation Year over the Maximum Permissible Amount.

        4.9 Limitations on Benefits of Participants Participating in More than One Plan.

        (a) Notwithstanding the provisions of Section 4.6 and 4.7, the otherwise permissible Annual Additions for any Participant under this Plan shall be further reduced to the extent necessary, as determined by the Committee, to prevent disqualification of the Plan under Section 415 of the Code, which imposes the following additional limitations on the benefits payable to Participants who also may be participating in another tax qualified pension, profit sharing, savings or stock bonus plan maintained by the Employer:

              (i) If an individual is a Participant at any time in both a Defined Benefit Plan and a Defined Contribution Plan maintained by the Employer, the sum of the Defined Benefit Plan fraction and the Defined Contribution Plan fraction for any Limitation Year may not exceed 1.0. If the sum of the Defined Benefit Plan fraction and the Defined Contribution Plan fraction for any Limitation Year exceeds 1.0, the numerator of the Defined Contribution Plan fraction shall be reduced in order that the sum of the Defined Contribution Plan fraction and the Defined Benefit Plan fraction do not exceed 1.0.

                         The Defined Benefit Plan fraction for any Limitation Year is a fraction, the numerator of which is the Participant's projected annual benefit under the Plan (determined at the close of the Limitation Year) and the denominator of which is the lesser of 1.25 multiplied by Ninety Thousand Dollars ($90,000), as adjusted by the Adjustment Factor; or 1.4 multiplied by one hundred percent (100%) of the Participant's average monthly compensation, as defined in Treasury Regulation
                         Section 1.415-2(d)(1)(i), during the three (3) consecutive years when the total compensation paid to him was highest. The Defined Contribution Plan fraction for any Limitation Year is a fraction, the numerator of which is the sum of the Annual Additions to the Participant's accounts in such Limitation Year and for all prior Plan Years and the denominator of which is the sum of the applicable maximum amounts of Annual Additions which could have been made under Section 415(c) of the Code for such Plan Year and for all prior years of such Participant's employment (assuming for this purpose that said Section 415(c) had been in effect during such prior years). The applicable maximum amount for any Limitation Year shall be equal to the lesser of 1.25 multiplied by the dollar limitation in effect for such Limitation Year under Section 415(c)(1)(A) of the Code; or 1.4 multiplied by twenty-five percent (25%) of the Participant's Compensation for such Limitation Year.

             (ii) If the Plan satisfied the applicable requirements of Section 415 of the Code as in effect for all Limitation Years beginning before January 1, 1989, an amount shall be subtracted from the numerator of the Defined Contribution Plan fraction (not exceeding such numerator) as prescribed by the Secretary of the Treasury so that the sum of the Defined Benefit Plan fraction and the Defined Contribution Plan fraction computed under Section 415(e)(1) of the Code does not exceed 1.0 for such Limitation Year.

        (b)     For purposes of the limitation provided by this
                Section 4.9, all Defined Benefit Plans of the Employer, whether or not terminated, are to be treated as one Defined Benefit Plan and all Defined Contribution Plans of the Employer, whether or not terminated, are to be treated as one Defined Contribution Plan. The extent to which Annual Additions under the Plan shall be reduced as compared with the extent to which the annual benefit under any Defined Benefit Plan shall be reduced in order to achieve compliance with the limitations of
                Section 415 of the Code shall be determined by the Committee in such a manner so as to maximize the aggregate benefits payable to such Participant. If such reduction is under this Plan, the Committee shall advise affected Participants of any additional limitation on their annual benefits required by this Section 4.9.

        (c) The above limitations are intended to comply with the provisions of Section 415 of the Code so that the maximum benefits provided by plans of the Employer shall be exactly equal to the maximum amounts allowed under Section 415 of the Code and regulations thereunder. If there is any discrepancy between the provisions of this Section 4.9 and the provisions of
                Section 415 of the Code and Treasury Regulations thereunder, such discrepancy shall be resolved in such a way as to give full effect to the provisions of
                Section 415 of the Code.

        The provisions of this Section 4.9 shall be effective for Plan Years commencing after December 31, 1986.


                                    ARTICLE V
                       TERMINATION OF SERVICE AND VESTING

        5.1     Vesting.

        (a) Vesting on Termination of Service. Each Participant shall always be one hundred percent (100%) vested in the balance of his Rollover, Salary Redirection and Qualified Non-Elective Contributions Accounts.

                A Participant shall be one hundred percent (100%) vested in the balance of his Profit Sharing and Matching Contributions Accounts under the Plan as follows: (i) upon attaining Normal Retirement Age (age 65); (ii) upon the Committee's determination that the Participant is Totally and Permanently Disabled; and
                (iii) upon the death of the Participant while still employed. Should a Participant's Separation from Service occur under any circumstances other than those set forth in (i), (ii) or (iii), his vested interest in his Profit Sharing and Matching Contributions Accounts shall be determined based on his completed Years of Vesting Service as follows:

                   Years of                   Vested             Forfeited
                Vesting Service             Percentage          Percentage

                     0-5                          0%                100%
                  5 or more                     100%                  0%

        (b) Breaks in Service. In the case of a Participant who has five (5) or more consecutive one-year Breaks in Service, all Service after such Breaks in Service shall be disregarded for the purpose of vesting the portion of the Participant's Individual Account attributable to Profit Sharing and Matching Contributions that accrued before such Breaks in Service. Such Participant's pre-break Service will count in vesting his post-break Individual Account balance only if either:

                       (i) Such Participant has any nonforfeitable interest in his Individual Account attributable to Employer Contributions at the time of Separation from Service; or

                      (ii) Upon returning to Service the number of consecutive one-year Breaks in Service is less than the number of Years of Vesting Service;

                Separate accounts will be maintained for the Participant's pre-break and post-break Individual Account balance. Both accounts will share in the Adjustments.

                Upon termination of Service of such a Participant, he shall be entitled to the vested interest in his Individual Account attributable to Profit Sharing and Matching Contributions based upon his completed years of Vesting Service. The nonvested portion, if any, shall be forfeited and reallocated to the appropriate Individual Accounts of all other Participants, as provided in Sections 5.2 through 5.6 below.

        5.2 Cash-Out Distributions to Partially-Vested Participants/Restoration of Forfeited Accrued Benefits. If, pursuant to Article VI, a partially-vested Participant receives a cash-out distribution before he incurs a forfeiture break in service (as defined in Section 5.5), the cash-out distribution will result in an immediate forfeiture of the nonvested portion of the Participant's Individual Account. A partially vested Participant is a Participant whose nonforfeitable percentage of his Individual Account determined under Section 5.1 (or Section 1.43, whichever is applicable) is less than one hundred percent (100%). A cash-out distribution is a distribution of the entire present value of the Participant's nonforfeitable Individual Account balance.

        (a) Restoration and Conditions Upon Restoration. A partially-vested Participant who is re-employed after receiving a cash-out distribution of the nonforfeitable percentage of his Individual Account balance may repay to the Trustee the amount of the cash-out distribution, unless the Participant no longer has a right to restoration under the requirements of this Section 5.2. If a partially-vested Participant makes the cash-out distribution repayment, the Committee, subject to the conditions of this subsection
                (a), shall restore his Individual Account to the same dollar amount as the dollar amount of his Individual Account on the last day of the Plan Year, or other applicable Valuation Date, immediately preceding the date of the cash-out distribution, unadjusted for any Adjustments occurring subsequent to such last day of the Plan Year or other Valuation Date. Restoration of the Participant's Individual Account shall include restoration of all Section 411(d)(6) protected benefits with respect to that Individual Account, in accordance with applicable Treasury Regulations. The Committee shall not restore a re-employed Participant's Individual Account under this subsection (a) if:

              (i)        Five (5) years have elapsed since the
                         Participant's first re-employment date with the Employer following the cash-out distribution; or

             (ii) The Participant incurred a forfeiture break in service (as defined in Section 5.5). This condition also applies if the Participant makes repayment within the Plan Year in which he incurs the forfeiture break in service and that forfeiture break in service would result in a complete forfeiture of the amount the Committee otherwise would restore.

        (b) Time and Method of Restoration. If neither of the two conditions specified in subsection (a) preventing restoration of the Participant's Individual Account applies, the Committee will restore the Participant's Individual Account as of the last day of the Plan Year coincident with or immediately following the repayment. To restore the Participant's Individual Account, the Committee, to the extent necessary, shall allocate to the Participant's Individual Account:

              (i) First, the amount, if any, of forfeitures the Committee would otherwise allocate under
                         Section 4.5.

             (ii) Second, the amount, if any, of the Adjustment for the Plan Year; and

            (iii) Third, the Employer's Profit Sharing Contribution for the Plan Year, to the extent made under a discretionary formula.

                         To the extent the amounts described in paragraphs (i),
                         (ii) and (iii) are insufficient to enable the Committee to make the required restoration, the Employer shall contribute without regard to any requirement or condition of Article III, the additional amount necessary to enable the Committee to make the required restoration. If, for a particular Plan Year, the Committee must restore the Individual Account of more than one re-employed Participant, then the Committee will make the restoration allocation(s) to each such Participant's Individual Account in the same proportion that a Participant's restored amount for the Plan Year bears to the restored amount for the Plan Year of all re-employed Participants. The Committee shall not take into account the allocation under this Section 5.2 in applying the limitation on allocations under Article IV.

        (c) Zero Percent (0%) Vested Participant. The deemed cash-out rule applies to a zero percent (0%) vested Participant. A zero percent (0%) vested Participant is a Participant whose Individual Account is entirely forfeitable at the time of his Separation from Service. Under the deemed cash-out rule, the Committee shall treat the zero percent (0%) vested Participant as having received a cash-out distribution on the date of the Participant's Separation from Service or, if the Participant's Individual Account is entitled to an allocation of Employer contributions for the Plan Year in which he incurs a Separation from Service, on the last day of that Plan Year. For purposes of applying the restoration provisions of this Section 5.2, the Committee shall treat the zero percent (0%) vested Participant as repaying his cash-out "distribution" on the first date of his re-employment with the Employer.

        5.3 Segregated Account for Repaid Amount. Until the Committee restores the Participant's Individual Account, as provided in Section 5.2, the Trustee will invest the cash-out amount the Participant has repaid in a segregated account maintained solely for that Participant. The Trustee shall invest the amount in the Participant's segregated account in federally insured interest bearing savings accounts(s) or time deposit(s) (or a combination of both), or in other fixed income investments. Until commingled with the balance of the Fund on the date the Committee restores the Participant's Individual Account, the Participant's segregated account remains a part of the Fund, but it alone shares in any income it earns and it alone bears any expense or loss it incurs. Unless the repayment qualifies as a rollover contribution, the Committee will direct the Trustee to repay to the Participant as soon as administratively practicable the full amount of the Participant's segregated account if the Committee determines either of the conditions of Section 5.2(a) prevent restoration as of the applicable Valuation Date, notwithstanding the Participant's repayment.

        5.4 Year of Service - Vesting. Except as otherwise provided in Section 1.42, regarding a Participant's initial vesting computation period, for purposes of vesting under Sections 1.43 and 5.1, a Year of Service means any Plan Year during which an Employee completes not less than one thousand (1,000) Hours of Service.

        5.5 Included Years of Service - Vesting. For the sole purpose of determining a Participant's nonforfeitable percentage of his Individual Account attributable to Employer Contributions which accrued for his benefit prior to a forfeiture break in service, the Plan disregards any year of Service after the Participant first incurs a forfeiture break in service. The Participant incurs a forfeiture break in service when he incurs five (5) consecutive one-year Breaks in Service.

        5.6 Forfeiture Occurs. A Participant's forfeiture, if any, of the portion of his Individual Account attributable to Employer Contributions shall occur under the Plan on the earlier of:

        (a) The last day of the Plan Year in which the Participant first incurs a forfeiture break in service; or

        (b) The date the Participant receives a cash-out distribution.

        5.7 Benefits to Minors and Incompetents.

        (a) Minors. In case any person entitled to receive payment under the Plan shall be a minor, the Committee, in its discretion, may dispose of such amount in any one or more of the following ways:

              (i)        By payment thereof directly to such minor;

             (ii) By application thereof for the benefit of such minor; or

            (iii) By payment thereof to either parent of such minor or to any adult person with whom such minor may at the time be living or to any person who shall be legally qualified and shall be acting as guardian of the person or the property of such minor; provided only that the parent or adult person to whom any amount shall be paid shall have advised the Committee in writing that he will hold or use such amount for the benefit of such minor.

        (b) Incompetents. In the event that it shall be found that a person entitled to receive payment under the Plan is physically or mentally incapable of personally receiving and giving a valid receipt for any payment due (unless prior claim therefor shall have been made by duly qualified committee or other legal representative), such payment may be made to the spouse, son, daughter, parent, brother, sister or other person deemed by the Committee to have incurred expense for such person otherwise entitled to payment.


                                   ARTICLE VI
                     TIME AND METHOD OF PAYMENT OF BENEFITS

        6.1 Time of Payment of Benefits. The Committee shall direct the Trustee to commence distribution of the nonforfeitable portion of the Participant's Individual Account in accordance with this Section 6.1. A Participant must consent, in writing, to any distribution required under this Section 6.1 if the present value of the nonforfeitable portion of the Participant's Individual Account, at the time of the distribution to the Participant, exceeds Three Thousand Five Hundred Dollars ($3,500) and the Participant has not attained his Normal Retirement Age. A distribution date under this Article VI, unless otherwise specified under the Plan, is on or as soon as administratively practicable following the date on which an amount is distributable hereunder. Notwithstanding the foregoing, a Participant with a distributable benefit in excess of $3,500 may elect to accelerate or defer the payment of his benefits in accordance with nondiscriminatory rules and procedures established by the Committee. The election under the preceding sentence to accelerate payment must be made at least 30 days after (but no more than 90 days after) the Participant receives a benefit distribution notice and election form from the Committee. The 30-day election period may be waived by the Participant (so that benefit payments may be made or commenced immediately following receipt of the notice and election form) if the Committee clearly informs the Participant that he has at least 30 days to consider the timing and form of his benefit payment. For purposes of the consent requirements under this Article VI, if the present value of the nonforfeitable portion of the Participant's Individual Account, at the time of any distribution, exceeds Three Thousand Five Hundred Dollars ($3,500), the Committee shall treat that present value as exceeding Three Thousand Five Hundred Dollars ($3,500) for purposes of all subsequent distributions to the Participant. If a distribution is one to which Sections 401(a)(11) and 417 of the Internal Revenue Code do not apply, such distribution may commence less than thirty (30) days after the notice required under Section 1.411(a)(11)(c) of the Income Tax Regulations is given, provided that:

              (i) The Committee clearly informs the Participant that the Participant has a right to a period of at least thirty
                         (30) days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option); and

             (ii) The Participant, after receiving the notice, affirmatively elects a distribution.

        (a) Termination of Employment For a Reason Other Than Death, Permanent and Total Disability or Retirement. In the case of a Participant who terminates employment with the Employer for a reason other than death, Total and Permanent Disability or retirement on or after attaining his Normal Retirement Age, the Committee shall direct the Trustee to commence distribution of the Participant's Individual Account as follows:

              (i) Participant's Nonforfeitable Individual Account Does Not Exceed $3,500. In a single sum, as soon as administratively practicable following the Participant's Separation from Service.

             (ii) Participant's Nonforfeitable Individual Account Exceeds $3,500. In a single sum, at either of the following times elected by the Participant: (i) as soon as administratively practicable following the Participant's Separation from Service or (ii) as soon as administratively practicable following the end of the Plan Year in which the Participant's Separation from Service occurs.

        (b) Total and Permanent Disability or Retirement. In the case of a Participant who terminates employment with the Employer due to Total and Permanent Disability or retirement upon or after attaining his Normal Retirement Age, the Committee shall direct the Trustee to commence distribution of the Participant's Individual Account in a single sum, as soon as administratively practicable following the close of the Plan Year in which the Participant's Separation from Service occurs.

        (c) Required Beginning Date. If any distribution date described under subsection (a) or (b), either by Plan provision or by Participant election (or nonelection), is later than the Participant's required beginning date (as defined below), the Committee instead shall direct the Trustee to make distribution under this Section 6.1 on the Participant's required beginning date. A Participant's required beginning date is the April 1 following the close of the calendar year in which the Participant attains age seventy and one-half (70-1/2).

                However, if the Participant, prior to incurring a Separation from Service, attained age seventy and one-half (70-1/2) by January 1, 1988, and for the five (5) Plan Year period ending in the calendar year in which he attained age seventy and one-half (70-1/2) and for all subsequent years, the Participant was not a more than five percent (5%) owner, the required beginning date shall be the April 1 following the close of the calendar year in which the Participant incurs a Separation from Service or, if earlier, the April 1 following the close of the calendar year in which the Participant becomes a more than five percent (5%) owner. Furthermore, if a Participant attains age seventy and one-half (70-1/2) during 1988, the Participant does not incur a Separation from Service prior to January 1, 1989, and for the five (5) Plan Year period ending in 1988, the Participant was not a more than five percent (5%) owner, his required beginning date is April 1, 1990. A mandatory distribution at the Participant's required beginning date will be in a single sum.

        (d) Death of the Participant. The amount of the death benefit under this Plan shall be the full balance in the Participant's Individual Account at the time of the Participant's death. The Committee shall direct the Trustee to pay the deceased Participant's Individual Account at the time elected by his designated Beneficiary. In the absence of an election, the Committee shall direct the Trustee to distribute the Participant's undistributed Individual Account in a single sum on the first distribution date following the close of the Plan Year in which the Participant's death occurs or, if later, the first distribution date following the date the Committee receives notification of or otherwise confirms the Participant's death.

        If all or any portion of the Participant's Individual Account is payable to his surviving spouse, the surviving spouse may elect to receive distribution at any time this Article VI would permit a Participant to receive a distribution.

        6.2 Method of Payment. A Participant, Inactive Participant or Beneficiary will receive all distributions by payment in a single sum.

        (a)     Minimum Distribution Requirements for Participants.
                The Committee shall not direct the Trustee to distribute the Participant's nonforfeitable Individual Account, nor may the Participant elect to have the Trustee distribute his Individual Account, under a method of payment which, as of the required beginning date, does not satisfy the minimum distribution requirements under Section 401(a)(9) of the Code and the Treasury Regulations promulgated thereunder. The minimum distribution for a calendar year equals the nonforfeitable portion of the Participant's Individual Account as of the latest Valuation Date preceding the beginning of the calendar year divided by the Participant's life expectancy or, if applicable, the joint and last survivor expectancy of the Participant and his designated Beneficiary (as determined under Article VII, subject to the requirements of the Treasury Regulations promulgated under Section 401(a)(9) of the Code). In computing a minimum distribution, the Committee shall use the unisex life expectancy multiples under Section 1.72-9 of the Treasury Regulations. The Committee, only upon the Participant's written request, may compute the minimum distribution for a calendar year subsequent to the first calendar year for which the Plan requires a minimum distribution by redetermining the applicable life expectancy. However, the Committee may not redetermine the joint life and last survivor expectancy of the Participant and a nonspouse designated Beneficiary in a manner which takes into account any Adjustment to a life expectancy other than the Participant's life expectancy.

              (i) Method of Payment Where Beneficiary is Not Participant's Spouse. If the Participant's spouse is not his designated Beneficiary, a method of payment to the Participant (whether by Participant election or by Committee direction) may not provide more than incidental benefits to the Beneficiary. For Plan Years beginning after December 31, 1988, the Plan must satisfy the minimum distribution incidental benefit ("MDIB") requirement in the Treasury Regulations promulgated under Section 401(a)(9) of the Code for distributions made on or after the Participant's required beginning date and before the Participant's death. To satisfy the MDIB requirement, the Committee shall compute the minimum distribution required by this subsection
                         (a) by substituting the applicable MDIB divisor for the applicable life expectancy factor, if the MDIB divisor is a lesser number. Following the Participant's death, the Committee shall compute the minimum distribution required by this
                         Section 6.2(a) solely on the basis of the applicable life expectancy factor and will disregard the MDIB factor. For Plan Years beginning prior to January 1, 1989, the Plan satisfies the incidental benefits requirement if the distributions to the Participant satisfied the MDIB requirement or if the present value of the retirement benefits payable solely to the Participant is greater than fifty percent (50%) of the present value of the total benefits payable to the Participant and his designated Beneficiary. The Committee shall determine whether benefits distributed to the Beneficiary are incidental as of the date the Trustee is to commence payment of the retirement benefits to the Participant, or as of any date the Trustee redetermines the payment period to the Participant.

             (ii) Commencement of Distributions. The minimum distribution for the first distribution calendar year is due by the Participant's required beginning date. The minimum distribution for each subsequent distribution calendar year, including the calendar year in which the Participant's required beginning date falls, is due by December 31 of that year.

        (b) Minimum Distribution Requirements for Beneficiaries. The method of distribution to a Participant's Beneficiary shall satisfy Section 401(a)(9) of the Code and the Treasury Regulations promulgated thereunder.
                If the Participant's death occurs after his required beginning date, the method of payment to the Beneficiary must provide for completion of distributions over a period which does not exceed the payment period which had commenced for the Participant. If the Participant's death occurs prior to his required beginning date, the method of payment to the Beneficiary must provide for completion of payment to the Beneficiary over a period not exceeding (i) five
                (5) years after the date of the Participant's death or
                (ii) if the Beneficiary is a designated Beneficiary, the designated Beneficiary's life expectancy. The Committee may not direct payment of the Participant's Individual Account over a period described in paragraph
                (ii) unless the Trustee will commence payment to the designated Beneficiary no later than December 31 following the close of the calendar year in which the Participant's death occurred or, if later, and the designated Beneficiary is the Participant's surviving spouse, December 31 of the calendar year in which the Participant would have attained age seventy and one-half (70-1/2). If the Trustee will make distribution in accordance with paragraph (ii), the minimum distribution for a calendar year equals the Participant's Individual Account as of the latest Valuation Date preceding the beginning of the calendar year divided by the designated Beneficiary's life expectancy. The Committee shall use the unisex life expectancy multiples under Section 1.72-9 of the Treasury Regulations for purposes of applying this paragraph. The Committee, only upon the written request of the Participant or of the Participant's surviving spouse, may recalculate the life expectancy of the Participant's surviving spouse not more frequently than annually, but may not recalculate this life expectancy of a nonspouse designated Beneficiary after the Trustee commences payment to the designated Beneficiary. The Committee shall apply this subsection (b) by treating any amount paid to the Participant's child, which becomes payable to the Participant's surviving spouse upon the child's attaining the age of majority, as paid to the Participant's surviving spouse. Upon the Beneficiary's written request, the Committee must direct the Trustee to accelerate payment of all, or any portion, of the Participant's Individual Account, as soon as administratively practicable following the effective date of that request.

        6.3 Distributions Under Qualified Domestic Relations Orders. Nothing contained in this Plan shall prevent the Trustee, in accordance with the direction of the Committee, from complying with the provisions of a qualified domestic relations order (as defined in Section 414(p) of the Code). This Plan specifically permits distribution to an alternate payee under a qualified domestic relations order at any time, irrespective of whether the Participant has attained his earliest retirement age (as defined under Section 414(p) of the Code) under the Plan. A distribution to an alternate payee prior to the Participant's attainment of his earliest retirement age is available only if:
(a) the order specifies distribution at that time or permits an agreement between the Plan and the alternate payee to authorize an earlier distribution and (b) if the present value of the alternate payee's benefits under the Plan exceeds Three Thousand Five Hundred Dollars ($3,500), and if the order requires, the alternate payee consents to any distribution which occurs prior to the Participant's attainment of his earliest retirement age. Nothing in this Section
6.3 shall permit a Participant to receive a distribution at a time not otherwise permitted under the Plan nor does it permit the alternate payee to receive a form of payment not permitted under the Plan.

        6.4 Annuity Distributions to Participants and Surviving Spouses. The joint and survivor annuity requirements of Sections 401(a)(11) and 417 of the Code do not apply to this Plan. The Plan does not provide any annuity distributions to Participants or surviving spouses. A transfer agreement may not permit a plan which is subject to the provisions of Sections 401(a)(11) and 417 to transfer assets to this Plan, unless the transfer is an elective transfer and meets all applicable requirements of the Treasury Regulations promulgated under
Section 411(d)(6) of the Code.

        6.5 Valuation of Individual Accounts. Valuation of the Participant's Individual Account for purposes of determining the amount to be distributed shall be made as follows:

        (a) Termination of Employment for a Reason Other Than Death, Total and Permanent Disability or Retirement.
                In the case of a Participant who terminates employment with the Employer for a reason other than death, Total and Permanent Disability or retirement upon or after attaining his Normal Retirement Age, the Participant's Individual Account shall be valued as of the Valuation Date coinciding with or immediately preceding the Participant's termination of employment, plus the principal amount of any Salary Redirection Contributions made by the Participant from such Valuation Date to the date of the Participant's termination of employment. If the Participant properly elects, in accordance with the provisions of Section 6.1(a), to receive a distribution after the end of the Plan Year in which his Separation from Service occurs, his Individual Account shall include the allocation of any Adjustments, in the manner prescribed in Section 4.4, attributable to the Participant's Individual Account for the Plan Year in which such Separation from Service occurs. If the Participant elects to receive a distribution before the end of the Plan Year in which his Separation from Service occurs, his Individual Account shall not include any Adjustments with respect to the Plan Year in which such Separation from Service occurs.

        (b) Termination of Employment Due to Death, Total and Permanent Disability or Retirement. In the case of a Participant who terminates employment with the Employer due to death, Total and Permanent Disability or retirement upon or after attaining his Normal Retirement Age, the Participant's Individual Account shall be valued as of the Valuation Date coinciding with or immediately following the Participant's termination of employment, and such Individual Account shall be entitled to share in the allocation of contributions and Adjustments, as provided under Articles III and IV.

        6.6 Minimum Required Distributions. Notwithstanding any provision of this Plan to the contrary, unless a Participant otherwise elects, the payment of benefits under the Plan to the Participant shall not commence later than the sixtieth (60th) day after the latest of the close of the Plan Year in which (i) the Participant attains Normal Retirement Age, (ii) the tenth (10th) anniversary of the year in which the Participant commenced participation under the Plan, or
(iii) the Participant terminates service with the Employer.

        6.7 Direct Rollovers.

                (a) This Section 6.7 applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Section 6.7, a distributee may elect, at the time and in the manner prescribed by the Plan, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

                (b)      Definitions.

                       (i) Eligible rollover distribution. An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

                      (ii) Eligible retirement plan. An eligible retirement plan is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in
                                  Section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

                     (iii) Distributee. A distributee includes an employee or former employee. In addition, the employee's or former employee's surviving spouse and the employee's or former employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

                      (iv) Direct Rollover. A direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.


                                   ARTICLE VII
                                     FUNDING

        7.1 Contributions. Contributions by the Employer and by the Participants as provided for in Article III shall be paid directly over to the Trustee. All contributions by the Employer shall be irrevocable, except as otherwise provided in this Plan, and may be used only for the exclusive benefit of Participants, Inactive Participants and their Beneficiaries.

        7.2 Trustee.

        (a) In General. The Employer has entered into an agreement with the Trustee whereunder the Trustee will receive, invest and administer as a trust fund, contributions made under this Plan in accordance with the Trust Agreement.

        (b) Trust Agreement. Such Trust Agreement is attached hereto and incorporated by reference as a part of the Plan, and the rights of all persons hereunder are subject to the terms of the Trust Agreement. The
                Trust Agreement specifically provides, among other things, for the investment and reinvestment of the Fund and the income thereof, the management of the Fund, the responsibilities and immunities of the Trustee, removal of the Trustee and appointment of a successor, accounting by the Trustee and the disbursement of the Fund.

        7.3 Funding Policy. The funding policy for the Plan shall be determined by the Employer from time to time as required by ERISA. The Employer shall also establish investment guidelines for the Plan which are consistent with the objectives of the Plan and the requirements of ERISA. At least annually the Employer shall review such investment guidelines. The Employer shall make a written record of all actions taken with respect to establishing and reviewing such investment guidelines. The Committee shall from time to time determine the cash requirements of the Plan and communicate the same to the Trustee or investment manager. The Trustee or investment manager shall make investments consistent with the investment guidelines and the cash requirements of the Plan, as advised by the Committee.


                                  ARTICLE VIII
                               PLAN ADMINISTRATION

        8.1     Fiduciaries.

        (a) Each Fiduciary who is allocated specific duties or responsibilities under the Plan or any Fiduciary who assumes such a position with the Plan shall discharge his duties solely in the interest of the Participants, Inactive Participants and Beneficiaries and for the exclusive purpose of providing such benefits as stipulated herein to such Participants, Inactive Participants and Beneficiaries, or defraying reasonable expenses of administering the Plan. Each Fiduciary, in carrying out such duties and responsibilities, shall act with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in exercising such authority or duties.

        (b) A Fiduciary may serve in more than one Fiduciary capacity and may employ one or more persons to render advice with regard to his Fiduciary responsibilities. If the Fiduciary is serving as such without compensation, all expenses reasonably incurred by such Fiduciary shall be reimbursed by the Employer or, at the Committee's direction, from the Trustee.

        (c) A Fiduciary may allocate any of his responsibilities for the operation and administration of the Plan. In limitation of this right, a Fiduciary may not allocate any responsibilities as contained herein relating to the management or control of the Fund except through the employment of an investment manager as provided in
                Section 8.3 and in the Trust Agreement relating to the Fund.

        8.2     Employer.

        (a) The Employer, in establishing and maintaining the Plan for the benefit of its Employees and the Employees of any Affiliated Employer, of necessity retains control of the operation and administration of the Plan. The Employer, in accordance with specific provisions of the Plan, has, as herein indicated, delegated certain of these rights and obligations to the Trustee and the Committee and these parties shall be solely responsible for these, and only these, delegated rights and obligations.

        (b) The Employer shall supply such full and timely information for all matters relating to the Plan as (i) the Committee, (ii) the Trustee, and (iii) the attorneys and accountants engaged on behalf of the Plan by the Employer may require for the effective discharge of their respective duties.

        8.3 Trustee. The Employer shall appoint a bank or trust company or an individual or individuals to act as Trustee or Trustees under the Trust Agreement. The Trustee shall serve at the pleasure of the Employer and its powers and responsibilities shall be set forth in a Trust Agreement entered into between the Employer and the Trustee. No person who receives full-time pay from the Employer shall receive compensation paid by the Fund except for reimbursement of expenses properly incurred. All contributions made pursuant to the Plan shall be held by the Trustee in accordance with the terms of the Trust Agreement and Section 3.10 of the Plan for the exclusive benefit of those Employees who are Participants, Inactive Participants and their Beneficiaries, and shall be applied to provide benefits under the Plan and to pay expenses properly attributable to the administration of the Plan and the Trust, to the extent that such expenses are not otherwise paid. The Employer may appoint an investment manager or managers to manage any assets of the Plan. Likewise, with the written consent of the Employer, the Trustee may appoint an investment manager. In either such event, the responsibility for investment decisions shall be clearly allocated in writing between the investment manager and the Trustee and neither shall be responsible for the action or inaction of the other.

        8.4     Benefits Committee.

        (a) The Employer shall appoint a committee of not less than three (3) persons to hold office at the pleasure of the Employer, such committee to be known as the Benefits Committee ("Committee"). No compensation shall be paid to members of the Committee from the Fund for service on such Committee. The Committee shall choose from among its members a chairman and a secretary. Any action of the Committee shall be determined by the vote of a majority of its members. Either the chairman or the secretary may execute any certificate or written direction on behalf of the Committee. If the Employer shall fail to appoint the Committee, then the Employer shall constitute the plan administrator of the Plan and all references to the Committee under the Plan shall be deemed for all purposes to refer to the Employer.

        (b) The Committee shall hold meetings upon such notice, at such place or places and at such time or times as the Committee may from time to time determine. A majority of the members of the Committee at the time in office shall constitute a quorum for the transaction of business.

        (c) All disbursements by the Trustee, except for the expenses properly attributable to the administration of the Plan or Trust or the reimbursement of reasonable expenses at the direction of the Employer, as provided herein, shall be made upon, and in accordance with, the written directions of the Committee. When the Committee is required in the performance of its duties hereunder to administer or construe, or to reach a determination, under any of the provisions of the Plan, it shall do so on a uniform, equitable and nondiscriminatory basis.

        (d) The Committee shall establish rules and procedures to be followed by the Participants, Inactive Participants and Beneficiaries in filing applications for benefits and for furnishing and verifying proofs necessary to establish age and any other matters required in order to establish their rights to benefits in accordance with the Plan. Additionally, the Committee shall establish accounting procedures for the purpose of making the allocations, valuations and Adjustments to Participants' accounts. Should the Committee determine that the strict application of its accounting procedures will not result in an equitable and nondiscriminatory allocation among the accounts of Participants, it may modify its procedures for the purpose of achieving an equitable and nondiscriminatory allocation in accordance with the general concepts of the Plan; provided, however, that such Adjustments to achieve equity shall not reduce the vested portion of a Participant's Individual Account.

        (e) The Committee may employ such counsel, accountants, and other agents as it shall deem advisable. The Employer shall pay, or cause to be paid from the Fund, the reasonable compensation of such counsel, accountants, and other agents and any other reasonable expenses incurred by the Committee in the administration of the Plan and Trust.

        (f) All members of the Committee shall serve until their resignation or dismissal by the Board and vacancies shall be filled in the same manner as the original appointments. The Board may dismiss any member of the Committee with or without cause.

        8.5     Claims Procedures.

        (a) The Committee shall receive all applications for benefits. Upon receipt by the Committee of such an application, it shall determine all facts which are necessary to establish the right of an application to benefits under the provisions of the Plan and the amount thereof as herein provided. Upon request, the Committee shall afford the applicant the right of a hearing with respect to any finding of fact or determination. The applicant shall be notified in writing of any adverse decision with respect to his claim within sixty (60) days after its submission. The notice shall be written in a manner calculated to be understood by the applicant and shall include:

              (i)        The specific reason or reasons for the denial;

             (ii) Specific references to the pertinent Plan provisions on which the denial is based;

            (iii) A description of any additional material or information necessary for the applicant to perfect the claim and an explanation why such material or information is necessary; and

             (iv) An explanation of the Plan's claim review procedures.

        (b) If special circumstances require an extension of time for processing the initial claim, a written notice of the extension and the reason therefor shall be furnished to the claimant before the end of the initial sixty (60) day period. In no event shall such extension exceed sixty (60) days.

        (c) In the event a claim for benefits is denied or if the applicant has had no response to such claim within sixty (60) days of its submission (in which case the claim for benefits shall be deemed to have been denied), the applicant or his duly authorized representative, at the applicant's sole expense, may appeal the denial to the Committee within sixty (60) days of the receipt of written notice of denial or sixty (60) days from the date such claim is deemed to be denied. In pursuing such appeal the applicant or his duly authorized representative:

              (i) May request in writing that the Committee review the denial;

             (ii)        May review pertinent documents; and

            (iii)        May submit issues and comments in writing.

        (d) The decision on review shall be made within sixty (60) days of receipt of the request for review, unless special circumstances require an extension of time for processing, in which case a decision shall be rendered as soon as possible, but not later than one hundred twenty (120) days after receipt of request for review. If such an extension of time is required, written notice of the extension shall be furnished to the claimant before the end of the original sixty (60) day period. The decision on review shall be made in writing, shall be written in a manner calculated to be understood by the claimant, and shall include specific references to the provisions of the Plan on which such denial is based. If the decision on review is not furnished within the time specified above, the claims shall be deemed denied on review.

        8.6 Records. All acts and determinations of the Committee shall be duly recorded by the secretary thereof and all such records together with such other documents as may be necessary in exercising its duties under the Plan shall be reserved in the custody of such secretary. Such records and documents shall at all times be open for inspection and for the purpose of making copies by any person designated by the Employer. The Committee shall provide such timely information, resulting from the application of its responsibilities under the Plan, as needed by the Trustee and the accountant engaged on behalf of the Plan by the Employer, for the effective discharge of their respective duties.

        8.7 Disclosures to Participants.

        (a) Each Participant shall be furnished with the summary plan description of the Plan, as required by Sections 102(a)(1) and 104(b)(1) of ERISA. Such summary plan description shall be updated from time to time as required under ERISA and Department of Labor regulations.

        (b) Within nine (9) months after each December 31 Valuation Date, each Participant shall be furnished with the summary annual report of the Plan required by Section 104(b)(3) of ERISA, in the form prescribed in Department of Labor regulations.

        (c) Following each December 31 Valuation Date each Participant shall be furnished with a statement reflecting the following information:

              (i) The total balance (if any) in his Individual Account as of the beginning of the Plan Year.

             (ii) The aggregate amounts of all contributions to the Individual Account and net income (or loss) allocated to his Individual Account for the Plan Year.

            (iii) The amount of contributions, if any, to his Profit Sharing, Salary Redirection, Matching, Qualified Non-Elective Contribution and Rollover Accounts for the Plan Year and the new balance in each such account as of that Valuation Date.

             (iv) The new balance in his Individual Account as of that Valuation Date.

        (d) The Committee shall make available for examination by any Participant, copies of the Plan, the Trust Agreement and the latest annual report of the Plan filed (on Form 5500) with the Internal Revenue Service. Upon written request of any Participant, the Committee shall furnish copies of such documents, and may make a reasonable charge to cover the cost of furnishing such copies, as provided in Department of Labor regulations.

        8.8 No Liability. The Employer assumes no obligation or responsibility to any of its Employees, Participants, Inactive Participants, or Beneficiaries for any act of, or failure to act, on the part of the Committee (unless the Employer is the Committee) or the Trustee.

        8.9 Indemnity of Committee Members. The Employer shall indemnify and save harmless the members of the Committee, and each of them, from and against any and all loss resulting from liability to which the Committee, or the members of the Committee, may be subjected by reason of any act or conduct (except willful misconduct or gross negligence) in their official capacities in the administration of the Plan, including all expenses reasonably incurred in their defense, in case the Employer fails to provide such defense. The indemnification provisions of this Section 8.9 do not relieve any Committee member from any liability he may have under ERISA for breach of fiduciary duty. Furthermore, the Committee members and the Employer may execute a letter agreement further delineating the indemnification agreement of this Section 8.9, provided the letter agreement must be consistent with and does not violate ERISA. The indemnification provisions of this Section 8.9 shall extend to the Trustee solely to the extent provided by a letter agreement executed by the Trustee and the Employer.

        8.10 Employer Direction of Investment. The Employer has the right to direct the Trustee with respect to the investment and reinvestment of assets comprising the Trust Fund only if the Trustee consents in writing to permit such direction. If the Trustee consents to Employer direction of investment, the Trustee and the Employer must execute a letter agreement which contains such conditions, limitations and other provisions they deem appropriate before the Trustee shall be obligated to follow any Employer direction with respect to the investment or reinvestment of any part of the Fund.

        8.11 Amendment to Vesting Schedule. Though the Employer reserves the right to amend the vesting schedules contained in Sections 1.43 and 5.1 at any time, the Committee shall not apply the amended vesting schedule to reduce the nonforfeitable percentage of any Participant's Individual Account derived from Employer contributions (determined as of the later of the date the Employer adopts the amendment, or the date the amendment becomes effective) to a percentage less than the nonforfeitable percentage computed under the Plan without regard to the amendment. If the Employer makes a permissible amendment to the vesting schedule, each Participant having at least three (3) Years of Vesting Service with the Employer may elect to have the percentage of his nonforfeitable Individual Account computed under the Plan without regard to the amendment. For Plan Years beginning prior to January 1, 1989, the election described in the preceding sentence applies only to Participants having at least five (5) Years Of Vesting Service with the Employer.

        The Participant must file his election with the Committee within sixty
(60) days of the latest of (a) the Employer's adoption of the amendment; (b) the effective date of the amendment; or (c) his receipt of a copy of the amendment. The Committee, as soon as practicable, must forward a true copy of any amendment to the vesting schedule to each affected Participant, together with an explanation of the effect of the amendment, the appropriate form upon which the Participant may make an election to remain under the vesting schedule provided under the Plan prior to the amendment and notice of the time within which the Participant must make an election to remain under the prior vesting schedule. For purposes of this Section 8.11, an amendment to the vesting schedule includes any Plan amendment which directly or indirectly affects the computation of the nonforfeitable percentage of an Employee's rights to the portion of his Individual Account attributable to Employer contributions.

        8.12 Discretionary Powers and Authority of the Employer and Committee. The Employer and the Committee shall have any and all power and authority (including discretion with respect to the exercise of that power and authority) which shall be necessary, properly advisable, desirable or convenient to enable them to carry out their responsibilities under the Plan and Trust. By way of illustration and not limitation, the Employer and Committee are empowered and authorized to (a) make rules and regulations with respect to the Plan and Trust which are not inconsistent with the provisions of the Plan and Trust, the Code or ERISA; (b) determine, consistently therewith, all questions that may arise concerning coverage, eligibility, benefits, status and rights of any person claiming particular status under the Plan, including without limitation Participants, Inactive Participants, former Participants, Beneficiaries and the spouses and beneficiaries thereof; and (c) subject to and consistent with the Code and ERISA, to construe and interpret the Plan and correct any defect, supply any omissions or reconcile any inconsistencies in the Plan. Subject to the provisions of Section 8.5, such action shall be final, conclusive and binding upon all persons, whether or not claiming benefits under the Plan.


                                   ARTICLE IX
                      AMENDMENT AND TERMINATION OF THE PLAN

        9.1     Amendment of the Plan.

        (a) Employer's Right to Amend. The Employer shall have the right at any time by action of the Board to modify, alter or amend the Plan in whole or in part; provided, however, that the duties, powers and liabilities of the Trustee hereunder shall not be increased without its written consent; and provided, further, that the amount of benefits which, at the time of any such modification, alteration or amendment, shall appear as a credit in the Individual
                Account of any Participant, Inactive Participant or Beneficiary hereunder shall not be adversely affected or reduced thereby; and provided, further, that no such amendment shall have the effect of revesting in the Employer any part of the principal or income of the Fund.

        (b) Section 411(d)(6) Protected Benefits. No amendment to the Plan (including the adoption of this Plan as a restatement of an existing plan) may decrease a Participant's Individual Account balance except to the extent permitted under Section 412(c)(8) of the Code, and may not reduce or eliminate Section 411(d)(6) protected benefits determined immediately prior to the adoption date (or, if later, the effective date) of the amendment. An amendment reduces or eliminates Section 411(d)(6) protected benefits if the amendment has the effect of either (i) eliminating or reducing an early retirement benefit or a retirement-type subsidy (as defined in Treasury Regulations), or (ii) except as provided by Treasury Regulations, eliminating an optional form of benefit. The Committee shall disregard an amendment to the extent application of the amendment would fail to satisfy this subsection (b).
                If the Committee must disregard an amendment because the amendment would violate either (i) or (ii) above, the Committee shall maintain a schedule of the early retirement option or other optional forms of benefits the Plan must continue for the affected Participants.

        9.2     Termination of the Plan.

        (a) The Employer expects to continue the Plan indefinitely, but continuance is not assumed as a contractual obligation. The Employer reserves the right at any time by action of its Board to terminate the Plan by resolution of the Board or to reduce or cease contributions at any time if it determines that business, financial or other good cause make it necessary or desirable to do so. Upon termination, partial termination or permanent discontinuance of contributions to the Plan, the Board shall give written notice of termination, partial termination or permanent discontinuance to the Trustee and participating Affiliated Employers. Upon termination or partial termination of the Plan or complete discontinuance of contributions under the Plan, the rights of all affected Employees to the amounts credited to their Individual Accounts shall be nonforfeitable.

        (b) In the event of termination of the Plan, or the sale, to an entity that is not an Affiliated Employer, of substantially all of the assets used by the Employer in the trade or business in which the Participant is employed, the Committee shall value the Fund as of the date of such termination or sale of assets. The Individual Accounts of the Participants, Inactive Participants and Beneficiaries as determined by the Committee, shall continue to be administered as a part of the Fund or distributed in a lump sum to such Participants, Inactive Participants or Beneficiaries, as determined by the Committee. Provided, however, no such distribution shall be made unless the distribution is made with respect to the Individual Account of a Participant who satisfied one or more of the following requirements:

              (i) The Employer terminates the Plan and neither the Employer nor an Affiliated Employer maintains a successor Defined Contribution Plan (other than an employee stock ownership plan as defined in Section 4975(e)(7) of the Code); or

             (ii) The Employer has sold, or otherwise disposed of, to an entity, other than an Affiliated Employer, substantially all of its assets in a trade or business in which the Participant is employed and such Participant continues employment with the entity acquiring such assets; or

            (iii) The Employer has sold, to an entity other than an Affiliated Employer, the Employer's interest in a subsidiary by which the Participant is employed and such Participant continues employment with such subsidiary.

                Provided, however, no distribution under paragraphs (ii) or
                (iii) shall be made unless the Employer continues the Plan after the sale or other disposition.


                                    ARTICLE X
                                  MISCELLANEOUS

        10.1 Governing Law. The Plan shall be construed, regulated and administered according to the laws of the State of Indiana, except in those areas preempted by the laws of the United States of America in which case such laws will control.

        10.2 Headings and Gender. The headings and subheadings in the Plan have been inserted for convenience of reference only and shall not affect the construction of the provisions hereof. In any necessary construction the masculine shall include the feminine and the singular the plural, and vice versa.

        10.3 Administration Expenses. The expenses of administering the Fund and the Plan may be paid either by the participating Employer or from the Fund.

        10.4 Participant's Rights; Acquittance. No Participant in the Plan shall acquire any right to be retained in the Employers' employ by virtue of the Plan, nor, upon his dismissal, or upon his voluntary termination of employment, shall he have any right or interest in and to the Fund other than as specifically provided herein. The Employers shall not be liable for the payment of any benefit provided for herein; all benefits hereunder shall be payable only from the Fund.

        10.5 Spendthrift Clause. No benefit or interest available hereunder will be subject to assignment or alienation, either voluntarily or involuntarily. The preceding sentence shall also apply to the creation, assignment, or recognition of a right to any benefit payable with respect to a Participant pursuant to a domestic relations order, unless such order is determined to be a qualified domestic relations order, as defined in Section 414(p) of the Code.

        10.6 Merger, Consolidation or Transfer.

        (a) In the event of the merger or consolidation of the Plan with another plan, no Participant, Inactive Participant or Beneficiary shall, as a result of such event, be entitled on the day following such merger, consolidation or transfer under the termination of the Plan provisions to a lesser benefit than the benefit he was entitled to on the date prior to the merger, consolidation or transfer if the Plan had then terminated. Neither the Employer, the Committee nor the Trustee shall accept a transfer of benefits or liabilities to the Plan from any other plan. After August 9, 1988, the Trustee shall not consent to, or be a party to a merger, consolidation or transfer of assets with a Defined Benefit or Defined Contribution Plan, except with respect to an elective transfer. The Trustee shall hold, administer and distribute the transferred assets as a part of the Fund and the Trustee must maintain a separate Employer contribution account for the benefit of the Employee on whose behalf the Trustee accepted the transfer in order to reflect the value of the transferred assets. Unless a transfer of assets to this Plan is an elective transfer, the Plan will preserve all Section 411(d)(6) protected benefits with respect to those transferred assets, in the manner described in Section 9.2.

        (b) For purposes of this Section 10.6, a transfer is an elective transfer if: (a) the transfer satisfied subsection (a) of this Section 10.6; (b) the transfer is voluntary and under a fully informed election by the Participant; (c) the Participant has an alternative that retains his Section 411(d)(6) protected benefits (including an option to leave his benefit in the transferor plan, if that plan is not terminating); (d) the transfer satisfied the applicable spousal consent requirements of the Code; (e) the transferor plan satisfied the qualified joint and survivor annuity notice requirements of the Code, if the Participant's transferred benefit is subject to those requirements;
                (f) the Participant has a right to an immediate distribution from the transferor plan, in lieu of the elective transfer; (g) the transferred benefit is at least the greater of the single sum distribution provided by the transferor plan for which the Participant is eligible or the present value of the Participant's accrued benefit under the transferor plan payable at that plan's normal retirement age; (h) the Participant has a one hundred percent (100%) nonforfeitable interest in the transferred benefit; and
                (i) the transfer otherwise satisfied the Treasury Regulations promulgated under Section 411(d)(6) of the Code.

        10.7 Counterparts. The Plan and the Trust Agreement may be executed in any number of counterparts, each of which shall constitute but one and the same instrument and may be sufficiently evidenced by any one counterpart.

        10.8 Mistake of Fact. Notwithstanding anything herein to the contrary, upon the Employer's request, a contribution which was made by a mistake of fact, or conditioned upon the initial qualification of the Plan, either may be returned to the Employer by the Trustee within one (1) year after the payment of the contribution or the denial of the qualification, whichever is applicable, or, only if permitted under the Code, be carried over to a future year. Contributions to the Trustee are specifically conditioned upon the receipt of a determination from the Internal Revenue Service that the Plan initially satisfies the requirements of Sections 401(a) and 401(k) of the Code. In the event of an adverse determination by the Internal Revenue Service, all Trust assets held may be returned by the Trustee to the Employer (within one (1) year after such determination) upon its request.

        10.9 No Enlargement of Employment Rights. Nothing contained in the Plan shall be construed as a contract of employment between the Employer and any person, nor shall the Plan be deemed to give any person the right to be retained in the employ of the Employer or limit the right of the Employer to employ or discharge any person with or without cause, or to discipline any Employee.

        10.10 No Guarantee. Neither the Trustee, the Committee, nor the Employer in any way guarantees the assets in the Trust credited by the Plan from loss or depreciation nor the payment of any money or other assets which may be or become due to any person from the Plan. No Participant shall have any recourse against the Trustee, the Employer or the Committee if Plan assets are insufficient to provide benefits under the Plan.

        10.11 Prudent Man Rule. Notwithstanding any other provision of this Plan, and the Trust Agreement, the Trustee, the Committee and the Employer shall exercise their powers and discharge their duties under the Plan and Trust Agreement for the exclusive purpose of providing benefits to Employees and their Beneficiaries, and shall act with the care, skill and diligence under the circumstances that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims.

        10.12 Limitations on Liability. Notwithstanding any of the preceding provisions of the Plan, none of the Trustee, the Employer, the Committee and each individual acting as an employee or agent of any of them shall be liable to any Participant, Inactive Participant, Employee or Beneficiary for any claim, loss, liability or expense incurred in connection with the Plan, except when the same shall have been judicially determined to be due to the gross negligence or willful misconduct of such person.


                                   ARTICLE XI
                              ADOPTION OF THE PLAN

        This Plan is intended to meet the requirements of Sections 401(a) and 401(k) of the Code, and ERISA, to the extent applicable, so that the income of the Fund may be exempt from taxation under Section 501(a) of the Code, and contributions of the Employer under the Plan may be deductible for federal income tax purposes under Section 404 of the Code. Any modification or amendment of the Plan may be made retroactively, as necessary or appropriate, to establish and maintain such qualification and to meet any requirement of the Code or ERISA.


                                   SIGNATURES


        As evidence of its adoption of this amended and restated Plan, Monroe Bancorp has caused this instrument to be signed by its officers thereunder duly authorized this day of , 19 , but generally effective as of January 1, 1991, unless otherwise specified herein or by applicable law.






                                         MONROE BANCORP



                                         By:
                                            David D. Baer, President

ATTEST: [SEAL]


By:
   R. Scott Walters
   Vice President and Trust Officer

                               FIRST AMENDMENT OF
                           MONROE BANCORP THRIFT PLAN

         WHEREAS, Monroe Bancorp ("Corporation") maintains the Monroe Bancorp Thrift Plan ("Plan"), as amended and restated generally effective January 1, 1991; and

         WHEREAS, the Corporation wishes to amend Section 3.7(a) of the Plan to provide for an increase in employer matching contributions and to add a new
Section 6.8 to provide for participant loans; and

         WHEREAS, pursuant to the authority contained in Section 9.1 of the plan, the Corporation reserved the right to amend the Plan by action of the Board of Directors;

         NOW, THEREFORE, the Corporation hereby amends the Plan, effective for plan years beginning on and after January 1, 1996, as follows:

         1. Section 3.7(a) of the Plan, regarding employer matching contributions, is hereby amended in its entirety to read as follows:

         "(a) As of the annual Valuation Date, the Employer shall contribute an amount on behalf of each eligible Participant necessary to match fifty percent (50%) of each eligible Participant's eligible Salary Redirection Contributions up to five percent (5%) of such Participant's Compensation made to the Fund since the last preceding annual Valuation Date by each such eligible Participant.

         For this purpose, an "eligible" Participant is a Participant described in Section 4.3."

         2. A new Section 8.12, regarding Participant loans, is hereby added to the Plan to read as follows:

         "8.12 Loans From Participant's Salary Redirection Contributions and Rollover Accounts.

         (a) Loan Policy. The Committee shall establish a nondiscriminatory policy which the Committee or designated members thereof must observe in making loans, if any, to Participants; provided, that such policy shall be in a written document and shall include the following:

                  (i) The identity of the person(s) authorized to administer the Participant Loan Program;

                  (ii)     A procedure for applying for a loan;

                  (iii)    The criteria for approving or denying a loan;

                  (iv) The limitations, if any, on the types and amounts of loans available;

                  (v) The procedure for determining a reasonable rate of interest;

                  (vi)     The types of collateral which may secure the loan;
                           and

                  (vii) The events constituting default and the steps the Plan will take to preserve Plan assets in the event of default.

        (b) Limitation on Loans to Salary Redirection Contributions and Rollover Accounts. Loans shall be made available solely from the Participant's Salary Redirection Contributions and Rollover Accounts; the portion of a Participant's Individual Account attributable to Matching, Profit Sharing, Qualified Matching and Qualified Non-Elective Contributions shall not be available for loans.

        (c) Minimum Loan Requirements. All such loans shall be made to Participants on a non-discriminatory basis in accordance with the above-referenced loan policy established by the Committee. Provided, however, all loans shall satisfy the following requirements:

              (i) The loan shall be adequately secured and shall bear a reasonable rate of interest;

             (ii) The loan shall provide for repayment within a specified time;

            (iii) The default provisions of the note under the loan shall prohibit the offset of the Participant's Individual Account prior to the time the Committee would otherwise direct the Trustee to distribute the Participant's Individual Account;

             (iv) The amount of the loan shall not exceed (at the time the Plan extends the loan) the lesser of fifty percent (50%) of the present value of the Participant's vested interest in the Participant's Salary Redirection Contributions and Rollover Accounts; or Fifty Thousand Dollars ($50,000) (reduced by the excess of (A) the Participant's highest outstanding loan balance during the twelve (12) month period ended on the day immediately preceding the date of the new loan over
                         (B) the outstanding balance of loans from the Plan to the Participant on the date the new loan is made); and

              (v) The loan otherwise conforms to the exemption provided by Section 4975(d)(1) of the Code."

        The Plan shall remain the same in all other respects except as provided by the First Amendment above.

        IN WITNESS WHEREOF, the Corporation, by its officers thereunder duly authorized, adopts this First Amendment this day of , 1995, effective January 1, 1996.


                                           MONROE BANCORP



                                           By:
                                              David D. Baer, President

ATTEST:    [SEAL]



By:

Title:

                               SECOND AMENDMENT OF
                           MONROE BANCORP THRIFT PLAN


         WHEREAS, Monroe Bancorp ("Corporation") maintains the Monroe Bancorp Thrift Plan ("Plan"); and

         WHEREAS, by corporate resolutions, the Corporation has approved and adopted this amendment of the Plan to provide for participants to direct the investment of their accounts under the Plan and for quarterly Plan entry dates; and

         WHEREAS, pursuant to the authority contained in Section 9.1 of the Plan, the Board of Directors of the Corporation reserved the right to amend the Plan by action of the Board of Directors;

         NOW, THEREFORE, the Corporation hereby amends the Plan, effective on and after July 1, 1997, as follows:

         1. Section 1.47 of the Plan, regarding the definition of "Valuation Date", is hereby amended to read as follows:

                  "1.47 'Valuation Date' means the last day of March, June, September and December, as of which dates the Fund shall be valued at fair market value. The Committee may, in its discretion, from time to time value the Fund as of any other date or dates it deems desirable in its discretion."

         2. The Plan is amended by adding Section 2.7, regarding investment of account balances, to the Plan as follows:

                  "2.7 Investment of Account Balance. Each Participant may direct, at the time he commences participation, that his Individual Account be invested in one (1) or any combination of the investment accounts or funds made available by the Committee. A Participant may change his investment election at such times as shall be permitted by the Committee. Such change may be made applicable to that portion of his Individual Account attributable to prior contributions and/or future contributions to the Plan. A Participant may also make inter-account transfers between and among investment accounts made available by the Committee at such times as shall be permitted by the Committee. Notwithstanding the foregoing provisions regarding inter-account transfers, the investment manager may impose restrictions on such transfers in the case of a group annuity contract or time instrument."

         3. Section 3.7(a) of the Plan, regarding matching contributions, is hereby amended to read as follows:

                  "(a) As of the December 31 Valuation Date the Employer shall contribute an amount on behalf of each eligible Participant necessary to match fifty percent (50%) of each eligible Participant's eligible Salary Redirection Contributions up to five percent (5%) of such Participant's Compensation made to the Fund since the last preceding December 31 Valuation Date by each such eligible Participant. For this purpose, an "eligible" Participant is a Participant described in
                           Section 4.3."

         4. Section 4.3 of the Plan, regarding allocation of matching contributions, is hereby amended to read as follows:

                  4.3 Allocation of Matching Contributions. The Committee, as of the last day of the Plan Year (or such other Valuation Date as the Committee shall determine), shall determine for each eligible Participant, his share of Matching Contributions contributed in accordance with Section 3.7. The Matching Contributions shall be allocated to the Matching Contributions Accounts of each Participant
         (i) who made Salary Redirection Contributions to the Fund since the last day of the prior Plan Year (or such other Valuation Date as the Committee shall determine) and (ii) who is an Employee on the last day of such Plan Year and who completed one thousand (1,000) Hours of Service during the Plan Year. Provided, however, a Participant who is not an Employee on the last day of the Plan Year but who made Salary Redirection Contributions during such Plan Year shall also share in the allocation of Matching Contributions for the Plan Year of his retirement upon or after attaining his Normal Retirement Age, Total and Permanent Disability or death.

         5. Section 4.4 of the Plan, regarding allocation of adjustments, is hereby amended by adding the following new paragraph to the end thereof, to read as follows:

                  "Provided, further, for any period in which one or more investment funds are maintained under Section 2.7, the foregoing provisions of this Section 4.4 will be applied to the account balances invested in each investment fund and to any withdrawals or contributions to be allocated to an investment fund as if each investment fund were a separate Fund."

         The Plan shall remain the same in all other respects except as provided by the Second Amendment above.

         IN WITNESS WHEREOF, the Corporation, by its officers thereunder duly authorized, adopts this Second Amendment this day of , 1997, effective July 1, 1997.


                                         MONROE BANCORP



                                         By:
                                            David D. Baer, President

ATTEST:



By:
Title:

                               THIRD AMENDMENT OF
                           MONROE BANCORP THRIFT PLAN


         WHEREAS, Monroe Bancorp ("Corporation") maintains the Monroe Bancorp Thrift Plan ("Plan"); and

         WHEREAS, the Corporation desires to approve and adopt this amendment of the Plan to provide for Employees to have an eligible rollover distribution from another plan paid directly into the Plan in a direct rollover; and

         WHEREAS, pursuant to the authority contained in Section 9.1 of the Plan, the Board of Directors of the Corporation reserved the right to amend the Plan by action of the Board of Directors;

         NOW, THEREFORE, the Corporation hereby amends the Plan, effective on and after January 1, 1997, as follows:

         1. Section 3.2 of the Plan, regarding Rollover Contributions, is hereby amended to read as follows:

                  "3.2 Rollover Contributions. An Employee who receives an eligible rollover distribution, as defined in Code Section 402(c)(4) or 408(d)(3) of the Code, from a plan which meets the requirements of
         Section 401(a) or Section 408(a) of the Code may, whether or not he is presently eligible to participate in this Plan and in accordance with procedures approved by the Committee, transfer the distribution received from such other plan to the Trustee, provided the following conditions are met:"

         2. Section 3.2(d) of the Plan, regarding direct rollovers not permitted, is hereby amended to read as follows:

                  "(d) Direct Rollovers Permitted. An Employee may elect to have a distribution from another plan paid directly into the Plan. As a result, the Plan constitutes an eligible retirement plan for purposes of Section 401(a)(31) of the Code.

         The Plan shall remain the same in all other respects except as provided by the Third Amendment above.

         IN WITNESS WHEREOF, the Corporation, by its officers thereunder duly authorized, adopts this Third Amendment this day of , 1998, effective January 1, 1997.


                                         MONROE BANCORP



                                         By:
                                            David D. Baer, President

ATTEST:



By:
Title:

                               FOURTH AMENDMENT OF
                           MONROE BANCORP THRIFT PLAN


         WHEREAS, Monroe Bancorp (the "Corporation") maintains the Monroe Bancorp Thrift Plan (the "Plan"); and

         WHEREAS, the Corporation has determined that the Plan should be amended to follow the "safe harbor" methods provided in Sections 401(k)(12) and 401(m)(11) of the Internal Revenue Code for satisfying the nondiscrimination tests under Sections 401(k) and 401(m) of the Internal Revenue Code; and

         WHEREAS, the Corporation also desires to amend the Plan to allow forfeitures to be used to reduce the Corporation's contributions payable to the Plan; and

         WHEREAS, pursuant to the authority contained in Section 9.1 of the Plan, the Board of Directors of the Corporation reserved the right to amend the Plan by action of the Board of Directors;

         NOW, THEREFORE, the Corporation hereby amends the Plan, effective on and after January 1, 1999, as follows:


         1.       By substituting the following for Section 3.7(a) of the Plan:

                    "(a) As of each December 31 Valuation Date, the Employer
                         shall contribute the amount, on behalf of each eligible Participant, necessary to match one hundred percent (100%) of each eligible Participant's eligible Salary Redirection Contributions made to the Fund since the last preceding December 31 Valuation Date up to three percent (3%) of such Participant's Compensation plus the amount necessary to match fifty percent (50%) of each eligible Participant's eligible Salary Redirection Contributions made to the Fund since the last preceding December 31 Valuation Date which exceed three percent (3%) of such Participant's Compensation but which do not exceed five percent (5%) of such Participant's Compensation. For this purpose, an 'eligible' Participant is a Participant described in Section 4.3."


         2.       By adding the following new Section 3.12 to the Plan:

                    "3.12. Alternative Method of Meeting Nondiscrimination
                           Requirements. Effective for Plan Years beginning on and after January 1, 1999, the Plan shall be deemed to satisfy the requirements of Sections 3.4 and 3.8 for a Plan Year if the Plan:

                           1.       meets the contribution requirements of Code
                                    Section 401(k)(12)(B) or (C),

                           2.       meets the contribution requirements of Code
                                    Section 401(m)(11)(B), and

                           3.       meets the notice requirements of Code
                                    Section 401(k)(12)(D) for that Plan Year."


         3.       By adding the following to the end of Section 4.5 of the Plan:

                  "Effective for Plan Years beginning on or after January 1, 1999, the amount of a Participant's Profit Sharing and Matching Contribution Accounts forfeited under the Plan shall be used to reduce the Employer contributions payable under
                  Section 3.1or 3.7 for the Plan Year in which the forfeiture occurs, rather than being reallocated as described above."


         4.       By substituting Section 5.1(a) of the Plan with the following:

                    (a) Vesting on Termination of Service. Each Participant shall always be one hundred percent (100%) vested in the balance of his Rollover, Salary Redirection and Qualified Non-Elective Contributions Accounts.

                           A Participant shall be one hundred percent (100%) vested in the balance of his Profit Sharing and Matching Contributions Accounts under the Plan as follows: (i) upon attaining Normal Retirement Age (age 65); (ii) upon the Committee's determination that the Participant is Totally and Permanently Disabled; and (iii) upon the death of the Participant while still employed.

                           For Plan Years beginning prior to January 1, 1999, in the event a Participant's Separation from Service should occur under any circumstances other than those set forth in (i), (ii) or (iii) above, his vested interest in his Profit Sharing and Matching Contributions Accounts shall be determined based on his completed Years of Vesting Service as follows:

                              Years of               Vested        Forfeited
                           Vesting Service         Percentage      Percentage

                                 0-5                    0%            100%
                              5 or More               100%              0%


                           For Plan Years beginning on and after January 1, 1999, in the event a Participant's Separation from Service should occur under any circumstances other than those set forth in (i), (ii) or (iii) above, the Participant shall be one hundred percent (100%) vested in the balance in his Matching Contributions Account and his vested interest in his Profit Sharing Contributions Account shall be determined based on his completed Years of Vesting Service as follows:

                              Years of               Vested        Forfeited
                           Vesting Service         Percentage      Percentage

                                 0-5                    0%            100%
                              5 or More               100%              0%"



         IN WITNESS WHEREOF, the Corporation, by its officers thereunder duly authorized, adopts this Fourth Amendment this day of , 2000, but effective as of January 1, 1999.



                                         MONROE BANCORP



                                         By:

                                         Its:


ATTEST:



By:
Title:






                                       -3-